united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Jennifer Bailey , Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 866-447-4228

Date of fiscal year end: 3/31

Date of reporting period: 3/31/18

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

AlphaCentric Asset Rotation Fund
Class A: ROTAX	Class C: ROTCX	Class I: ROTIX

AlphaCentric Bond Rotation Fund
Class A: BDRAX	Class C: BDRCX	Class I: BDRIX

AlphaCentric Income Opportunities Fund
Class A: IOFAX	Class C: IOFCX	Class I: IOFIX

AlphaCentric Hedged Market Opportunity Fund
Class A: HMXAX	Class C: HMXCX	Class I: HMXIX

AlphaCentric Global Innovations Fund
Class A: GNXAX	Class C: GNXCX	Class I: GNXIX

March 31, 2018

AlphaCentric Advisors LLC
36 North New York Avenue, Floor 3
Huntington NY, 11743
1-844-223-8637

March 31, 2018

Dear AlphaCentric Asset Rotation Fund Investor:

We are pleased to provide our Annual Letter to Shareholders.

The portfolio strategy utilized by the Fund is built upon the objective of risk-controlled growth. The portfolio systematically allocates and rotates between cash, US treasury bonds, US large-cap equities, US small/mid-cap equities, developed foreign equities, and emerging market equities using a rules-based approach that ranks the asset classes according to proprietary relative strength scores.

Asset classes are ranked and the portfolio holdings are rebalanced monthly to hold a concentration within the asset classes from the above list that are highest in relative strength. The strategy’s allocation will generally be invested in 1-3 asset classes, and the Fund invests in ETFs representing the chosen asset classes. The overall allocation can be all equities, all cash/treasury bonds, or a blend depending upon the results from the ranking methodologies used.

The past year in the financial markets remained challenging for any investment strategy that is not “risk on all the time” but slightly better trends and less whipsaw among asset classes than the previous year allowed the class A shares of the Fund to return 12.79% over the past fiscal year versus the S&P 500 TR Index return of 13.99% during the same period. Low volatility environments like this past year do not persist forever, and we believe that now is one of the best times ever to stay disciplined in using an adaptive or tactical allocation approach, such as the approach utilized in the Fund.

Our objective with the Fund is to help meet the real needs of investors by harvesting the majority of gains from generally rising stock markets while placing an emphasis on preserving capital or even making positive returns during severe stock market declines. In order to achieve this objective and have the chance at providing superior risk-adjusted returns compared to the buy-and-hold approach over full market cycles requires doing something different. We believe that the Fund’s systematic, rules-based, asset rotation approach provides that “something different.”

As our investment approach is not based upon predictions or professional judgement, we do not offer an investment outlook for the future. However, at the time of the writing of this letter, the markets continue to be marked with a high level of indecision with the weight of evidence suggesting stock markets are in the late stages of the economic cycle and a likely global recession ahead. We will continue to follow the disciplined process that has shown itself to be very effective historically. We remain confident that the unemotional, rules-based, asset rotation approach used by the Fund will help provide a good solution to the shareholders of the Fund as we move into the future. Thank you for your continued support and confidence in our investment approach.

Sincerely,

Gordon L. Nelson, CPA, CFP®

Tyler Vanderbeek, CMT, CFP®

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2018 YTD period ended 03/31/18, fiscal year ended 03/31/18 and for the period since inception through 03/31/18, as compared to the Benchmark Index, were as follows:

	2018 YTD Ended	Fiscal Year Ended	Since Inception
	03/31/2018	03/31/2018	(7/31/2014)
Class A	-0.62%	12.79%	1.16%
Class A with Sales Charge	-6.37%	6.29%	-0.46%
Class C	-0.82%	11.97%	0.52%
Class I	-0.63%	13.05%	1.38%
S&P 500 TR Index (1)	-0.76%	13.99%	11.22%
Morningstar Tactical Allocation Category (2)	-1.46%	7.11%	2.65%
MSCI The World Index Growth (3)	0.59%	18.85%	9.95%

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Morningstar Tactical Allocation Category is used for funds that seek to provide capital appreciation and income by actively shifting allocations across investments. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis.

(3)	The MSCI World Index, which is part of The Modern Index Strategy, is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and MSCI World Index does not offer exposure to emerging markets.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4475-NLD-4/19/2018

March 31, 2018

Dear AlphaCentric Bond Rotation Fund Investor:

We are pleased to provide our Annual Letter to Shareholders.

The portfolio strategy utilized by the Fund seeks to obtain superior risk-adjusted total return through various economic and interest rate environments. The strategy attempts to achieve its objective by investing in a systematically managed portfolio of global bond asset classes. The asset classes that may be held in the portfolio include those that invest in U.S. corporate bonds (including investment grade, high yield, floating rate, and convertible bonds), foreign bonds (including emerging markets sovereign debt and international treasuries), U.S. tax-free/municipal bonds (national intermediate, high yield, and Build America), U.S. Treasury securities of various maturities, and mortgage-backed securities.

Asset classes are ranked and the portfolio holdings are rebalanced monthly to hold a concentration within the asset classes from the above list that are highest in relative strength. The strategy’s allocation will generally be invested in 2-4 asset classes, and the Fund invests in ETFs representing the chosen asset classes.

The past year in the bond markets has been marked with bond prices moving with some continued volatility but slightly better trends than the previous year allowing the class A shares of the Fund to return 2.27% over the past fiscal year versus the Bloomberg Barclays US Aggregate Bond TR Index return of 1.20% during the same period. The bond markets remain in constant battle between 1) credit risks that have emerged due to evidence we are in the late stages of the credit cycle and a possible looming recession and lower interest rates and 2) central banks sending the message that they are going to continue to raise short term interest rates.

The Fund aims to meet the real needs of investors by harvesting gains from generally stable bond markets while placing an emphasis on preserving capital (or even making positive returns) during severe economic declines. In order to achieve this objective, and have the chance at providing superior risk-adjusted returns compared to the buy-and-hold approach over full market cycles, requires doing something different. We believe that our systematic, rules-based, bond rotation approach provides that “something different.”

As our investment approach is not based upon predictions or professional judgement, we do not offer an investment outlook for the future. However, at the time of the writing of this letter, the markets continue to be marked with a high level of indecision with the weight of evidence suggesting economic markets are in the early stages of a new bear market and a likely global recession ahead. We will continue to follow the disciplined process that has shown itself to be very effective historically. We remain confident that the unemotional, rules-based, bond rotation approach used by the Fund will help provide a good solution to the shareholders of the Fund as we move into the future.

Thank you for your continued support and confidence in our investment approach.

Sincerely,

Gordon L. Nelson, CPA, CFP®

Tyler Vanderbeek, CMT, CFP®

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2018 YTD period ended 03/31/18, fiscal year ended 03/31/18 and for the period since inception through 03/31/18, as compared to the Benchmark Index, were as follows:

	2018 YTD Ended	Fiscal Year Ended	Since Inception
	03/31/2018	03/31/2018	(5/28/2015)
Class A	-0.68%	2.27%	0.48%
Class A with Sales Charge	-5.41%	-2.54%	-1.23%
Class C	-0.82%	1.54%	0.10%
Class I	-0.63%	2.50%	0.74%
Bloomberg Barclays US Agg. Bond TR Index (1)	-1.46%	1.20%	1.54%

(1)	The Bloomberg Barclays US Aggregate Bond TR Index is a market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4474-NLD-4/19/2018

March 31, 2018

Dear AlphaCentric Income Opportunities Fund Investor:

As always, we thank you for your ongoing support of the fund and strategy. Performance during the Fund’s third fiscal year again demonstrated several key strategy components: high income and total return, lack of correlation with broader markets, and improvement in credit. The housing market has continued to move higher, and the seasoned aspect of the underlying borrowers continues to benefit as such, which similarly benefits the positions held in the fund.

Specific performance for the Class I share for the period (3/31/2017 – 3/31/2018) was 12.16%, versus 1.20% for the Barclays US Aggregate Bond Index. The Agg continues to demonstrate the lack of yield available in the broader market, as it effectively produced a return consistent with a ~30bp selloff in rates during the same time; as has been the case for a while now, the direction of rates continues to be the main driver of returns.

Three Fed rate hikes in 2017 leaned most discussions toward bullish sentiment and fears of missing out on projected strong performance in equities. This was naturally accompanied by apprehension of fixed income in a rising rate environment. However, there is far from a consensus, as many participants still proclaim the stock market and credit products, i.e., corporate/HY debt, are overblown and ripe for meltdown. To be sure, many of these naysayers have been on this side for several years, so if anything, their convictions are likely becoming deeper and deeper rooted. Both sides seem to have fundamental reasons for their stance and in fact all of this has led to a pickup in volatility – which leads to still more discussions as to direction! In some ways, the strong feelings on both sides have prevented large moves from notably pushing the balance either way, and this could keep a more thoughtful, deliberate progression in place as the economy reveals its true form.

For our part, we do not feel that the economy is exploding, but it is far from imploding. Headline jobs numbers have been weaker than expected, and average hourly earnings have not painted a deeply-prosperous pickup for workers, but in our opinion there have been enough positive signs to support the moderate performance in equities and credit. Two or three more hikes are forecasted for the rest of this year, and we fall in the lower camp: our “sideways” prognostication for the economy’s path last year remains in place for this year.

Positive technicals remain in place for seasoned Non-Agency RMBS, the emphasis of our strategy. As mentioned earlier the housing market has continued to improve, and since the underlying borrowers in the RMBS trusts have already had these mortgages for over a decade, they have that much more incentive to service this main household asset which has performed so well for them. More as well as broader interest has been seen from participants in the sector, which has contributed to positive valuation and stability, but also made it more difficult to capitalize on one of our early acquisition strategies of finding distressed sellers of small bond fragments. For the better part of the last decade, when seasoned NonAgency RMBS bondholders were forced to sell for one reason or another, they could usually find several interested buyers so long as they held institutional-sized bonds. Conversely, there were fewer interested buyers of bonds less than $2mm. We have always viewed this as an opportunity to acquire bonds at a discount to the market. With less competition, we were able to negotiate more aggressively and drive a hard bargain. Over half of our purchases have been less than $2mm. In many cases, they were for pieces of the same bond, allowing us to accumulate an institutional-sized position. Now, with a growing number of participants, a strengthening asset class, a need for yield, and diminishing supply, we see fewer opportunities to buy Non-Agency RMBS without significant competition and may not be able to execute this strategy in the future. While we do look across-the-board at the structured products landscape to consider and invest in other opportunities, this trade continues to present the most attractive profile, and thus we anticipate it remaining the focus of the Fund. As always, we remain ready to undertake new opportunities in the strategy as they present themselves.

Best wishes for 2018!

Sincerely,

Garrison Point Fund Management Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2018 YTD period ended 03/31/18, fiscal year ended 03/31/18 and for the period since inception through 03/31/18, as compared to the Benchmark Index, were as follows:

	2018 YTD Ended	Fiscal Year Ended	Since Inception
	03/31/2018	03/31/2018	(5/28/2015)
Class A	1.20%	11.91%	12.34%
Class A with Sales Charge	-3.60%	6.61%	10.43%
Class C	0.95%	11.08%	11.52%
Class I	1.18%	12.16%	12.61%
Benchmark Index (1)	-1.46%	1.20%	1.54%

(1)	The Barclays US Aggregate Bond Index is a market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Dividends are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4476-NLD-4/19/2018

March 31, 2018

Dear AlphaCentric Hedged Market Opportunity Fund Investor:

We are pleased to provide our Annual Letter to Shareholders. Thank you for your support and for being an investor in AlphaCentric Hedged Market Opportunity Fund (the “Fund”).

Investment Strategy

The portfolio strategy utilized by the Fund seeks to achieve capital appreciation with lower overall volatility than the equity market. The strategy attempts to achieve its objective by investing in a systematically managed portfolio of long and short call and put options on the Standard & Poor’s 500 Index (the “Index”) and/or other securities that represent the return of the Index (such as exchange traded funds like the SPDR Trust Series I units (“SPDRs”)) or measures of market volatility (such as volatility exchange traded funds, which reflect the market’s expected fluctuation (volatility)).

Fund Performance

The fiscal year started April 1, 2017 with the S&P 500 at 2363 followed by 10 months of a virtually unbroken runup to a high of 2873 on January 26, 2018 for a tremendous 22% gain, at which point it entered a reversal. The low volatility environment hindered our strategy’s total return potential; the Fund relied more heavily on positions with an upward market bias during most of that period. While gains from the portfolio were muted by relying on more unidirectional strategies, short call option-oriented losses were largely avoided.

On January 30, 2018, our models indicated the risk of a market reversal to the downward direction. Accordingly, we changed the bias of our new positions and added hedges on the downside. The subsequent downward correction was more extreme than anticipated. On February 5, the Dow recorded its largest one-day move on record. The spike in volatility was even more extreme with the VIX rising to more than 4 standard deviations above its 52 week average the prior trading day (a roughly 1 in 100 event) on February 2, then increasing again by 116% on February 5 (a roughly 1 in 7000 event). This was the first time the VIX had ever doubled in 1 day in its 28 year history and represented a significant increase over its previous largest 1 day increase of 64%. While a high volatility environment is generally favorable for our strategy, an extreme volatility spike can do significant damage. This was the first VIX close over 30 in 2 ½ years.

The market movement was so extreme that it forced the closure of a notable mutual fund and ETN. We suffered losses, but our directional reversal on January 30 in combination with the de-risking measures that we took subsequently helped mitigate losses. Our overall risk system worked as planned and put us in a position to contain the drawdown to less than that of some peers.

The low volatility environment of 2017, we believe was an aberration. Investors became numb and accustomed to a benign (Goldilocks) market environment. Equity Investors, with the luxury of inexpensive options for portfolio protection and not needing to hedge outsized market gains, became underhedged and overexposed to the financial markets.

We believe that the first quarter of 2018 will prove to be the inflection point that marked the end of one of the least volatile periods in stock market history with unimaginably-low risk premiums.

The exit of participants providing protection, and the tightening of risk controls for those remaining has moderated the supply side of the market. At the same time, with a decrease in equity returns, elevated market volatility, rising interest rates, and increased political instability, the demand side of the market has increased. We believe that these factors will drive volatility at a higher level than 2017’s level and provide attractive opportunities for our strategy, on which we will attempt to capitalize.

Thank you for your continued support and confidence in our investment approach.

Sincerely,

Russell Kellites

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2018 YTD period ended 03/31/18, fiscal year ended 03/31/18 and for the period since inception through 03/31/18, as compared to the Benchmark Index, were as follows:

	2018 YTD Ended	Fiscal Year Ended
	03/31/2018	03/31/2018	Since Inception*
Class A	-12.78%	-9.73%	-4.85%
Class A with Sales Charge	-17.80%	-14.92%	-8.54%
Class C	-12.89%	-10.36%	-5.47%
S&P 500 TR Index (1)	-0.76%	13.99%	16.38%
IQ Hedge L/S Beta Index (2)	2.97%	11.82%	8.98%

Class I	-12.25%	-9.00%	8.33%
S&P 500 TR Index (1)	-0.76%	13.99%	14.88%
IQ Hedge L/S Beta Index (2)	2.97%	11.82%	5.96%

*	Fund Inception: 9/1/2011 (Class I) & 9/30/2016 (Class A & C). The Performance shown before September 30, 2016 is for the Fund’s Predecessor Fund (Theta Funds, L.P.) The Fund’s management practices, investment goals, policies, objectives, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership. From its inception date, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, if they had been applicable, it might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. You cannot invest directly in an index. Unmanaged index returns do not reflect fees, expenses or sales charges.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividend are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4512-NLD-4/26/2018

March 31, 2018

Dear AlphaCentric Global Innovations Fund Investor:

March 31, 2018 marked the end of the inaugural fiscal period of the AlphaCentric Global Innovations Fund (the “Fund”). Thank you for your support and for being an investor. From the Fund’s inception on May 31, 2017 through March 31, 2018, the Fund returned 27.73% (I Shares class). The S&P 500’s performance during that same period was 11.27%. The Fund’s performance was primarily attributable to holdings in both the medical and industrial robotic and automation sectors.

Surgical robotics, including healthcare automation, was one of the top performing groups in the Fund over the period contributing approximately 6.33% to the Fund’s overall performance. The top 3 medical robotics and automation holdings during the period were Transenterix (TRXC) up 258.65%, Mazor Robotics (MZOR) up 48.18% and Intuitive Surgical (ISRG) up 35.40%. Two specific factors have driven this group’s performance: first, surgical robotics technology is advanced and now allows for surgeries to be performed with a higher level of accuracy than ever before and is providing the medical profession with the capability to perform surgeries in remote locations that do not necessarily have specialized surgeons readily available. A recent report issued by Allied Market Research forecasts the global surgical robotics market is expected to reach $28.8 billion by 2020. The FDA has approved more surgical robotics equipment over the past 5 months than in the previous year showing increased confidence in the technology. There are currently over a dozen surgical robotics companies receiving global adoption with devices covering a multitude of different surgical procedures. Second, laboratory and pharmaceutical automation systems have become faster and more accurate than manual execution and are increasing output while reducing costs. Research from Markets and Markets estimates the global laboratory automation market is expected to reach $5.2 billion by 2022 and over $9 billion by 2026. An increase in testing and diagnostic abilities allows healthcare professionals to identify diseases and test potential cures at a faster rate. Pharmaceutical automation systems are preventing potential medical errors while increasing efficiency and improving supply chain management; the recent adoption of this technology has the potential of alleviating drug pricing issues, as well as reducing healthcare costs. We expect the growth in the Fund’s medical robotics and automation holdings to continue through 2018, and currently expect that sector to remain one of the top performing groups in the Fund.

The industrial robotics and automation holdings in the Fund contributed approximately 12.45% to overall performance. The top 3 industrial robotics and automation holdings during this period were Yaskawa Electric (6506 JP) up 114.06%, Daifuku (6383 JP) up 83.41% and Harmonic Drive Systems (6324 JP) up 54.07%. According to a recent report from Markets and Markets, the industrial robotics market is estimated to reach $71.72 billion by 2023. Prior to 2017, this growth was mainly attributed to global adoption and demand for industrial robotics and automation systems by the largest manufacturing companies in the United States and Europe. In 2017, makers of robots and automation equipment made significant expenditures to increase capacity as China emerged as the new leader in adoption and demand for these products and systems. China has recently introduced a policy called “Made in China 2025”

whereby China plans to automate all of its manufacturing by 2025. China is one of the world’s largest manufacturers, so the impact of this policy on the robotics and automation market adds fuel to what we believe to be one of the fastest growing areas of global investment. And while currently there are headlines about tariffs and potential trade wars between the U.S. and China, we believe that these actions would not have a significant negative impact on the long term growth and performance of robotics and automation companies. Instead, the tariffs could force companies to implement robotic and automation systems in order to adapt to the increased costs by moving towards more efficiently and cost-effective solutions. The cost of goods produced and prices that consumers will pay in the U.S. would inherently increase due to the lack of lower priced comparable goods coming from overseas. Outside of the U.S., the resulting loss in revenues for companies that export a great amount of goods to the U.S. could force those companies to reduce their production costs to alleviate the implications of these tariffs.

Thank you once again for your support and participation in the Fund, and best wishes for a prosperous 2018!

Sincerely,

Brian Gahsman, Portfolio Manager

Rob Branton, Managing Director

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2018 YTD period ended 03/31/18, fiscal year ended 03/31/18 and for the period since inception through 03/31/18, as compared to the Benchmark Index, were as follows:

	2018 YTD Ended	6-Month	Since Inception
	3/31/2018	10/1/2017-3/31/2018	(5/31/2017)
Class I	4.07%	9.74%	27.73%
Class A	3.91%	9.48%	27.33%
Class A with Sales Charge	-2.04%	3.18%	20.01%
Class C	3.76%	9.16%	26.63%
Benchmark Index(1)	-0.76%	5.84%	11.27%

(1)	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index was developed with a base level of 10 for the 1941-43 base period.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividend are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4408-NLD-4/11/2018

AlphaCentric Asset Rotation Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2018

The Fund’s performance figures* for the periods ended March 31, 2018, compared to its benchmarks:

			Annualized Since
		Annualized Three	Inception **** -
	One Year	Year	March 31, 2018
Class A (ROTAX) without load	12.79%	0.86%	1.16%
Class A (ROTAX) with 5.75% load	6.29%	(1.12)%	(0.46)%
Class C (ROTCX)	11.97%	0.08%	0.52%
Class I (ROTIX)	13.05%	1.11%	1.38%
S&P 500 Total Return Index **	13.99%	10.78%	11.22%
MSCI The World Index Growth Gross (USD)***	18.85%	9.72%	9.95%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded net asset value (“NAV”) on March 29, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31,2018, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.49% , 2.24% and 1.24% for the AlphaCentric Asset Rotation Fund Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2017 prospecutus were 2.24%, 2.99% and 1.99% for the AlphaCentric Asset Rotation Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2017 prospectus were 1.62%, 2.37% and 1.37% for the AlphaCentric Asset Rotation Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	The MSCI The World Growth Index Growth Gross (USD) captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets countries.

****	The AlphaCentric Asset Rotation Fund commenced operations on July 31, 2014.

Comparison of the Change in value of a $10,000 investment

Top Holdings by Major Index Classification	% of Net Assets
Exchange Traded Funds - Emerging Markets	97.8%
Other / Cash & Cash Equivalents	2.2%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Bond Rotation Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2018

The Fund’s performance figures* for the periods ended March 31, 2018, compared to its benchmark:

		Annualized Since
		Inception *** -
	One Year	March 31, 2018
Class A (BDRAX) without load	2.27%	0.48%
Class A (BDRAX) with 4.75% load	(2.54)%	(1.23)%
Class C (BDRCX)	1.54%	0.10%
Class I (BDRIX)	2.50%	0.74%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index **	1.20%	1.54%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2018, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.49%, 2.24% and 1.24% for the AlphaCentric Bond Rotation Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment.Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2017 prospectus were 3.04%, 3.79% and 2.79% for the AlphaCentric Bond Rotation Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2017 prospectus were 1.91%, 2.66% and 1.66% for the AlphaCentric Bond Rotation Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg Barclays U.S. Aggregate Bond Total Return Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

***	The AlphaCentric Bond Rotation Fund commenced operations on May 28, 2015.

Comparison of the Change in value of a $10,000 investment

Top Holdings by Major Index Classification	% of Net Assets
Exchange Traded Funds - Municipals	66.4%
Exchange Traded Funds - Index Related	31.0%
Other / Cash & Cash Equivalents	2.6%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Income Opportunities Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2018

The Fund’s performance figures* for the periods ended March 31, 2018, compared to its benchmark:

		Annualized Since
		Inception *** -
	One Year	March 31, 2018
Class A (IOFAX) without load	11.91%	12.34%
Class A (IOFAX) with 4.75% load	6.61%	10.43%
Class C (IOFCX)	11.08%	11.52%
Class I (IOFIX)	12.16%	12.61%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index **	1.20%	1.54%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded net asset value (“NAV”) on March 29, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2018, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.74%, 2.49% and 1.49% for the AlphaCentric Income Opportunities Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2017 prospectus were 2.09%, 2.84% and 1.84% for the AlphaCentric Income Opportunities Fund’s Class A, Class C, and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2017 prospectus were 1.75%, 2.50% and 1.50% for the AlphaCentric Income Opportunities Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg Barclays U.S. Aggregate Bond Total Return Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

***	The AlphaCentric Income Opportunities Fund commenced operations on May 28, 2015.

Comparison of the Change in value of a $10,000 investment

Top Holdings by Major Index Classification	% of Net Assets
Non-Agency Residential Mortgage Backed Securities	92.3%
U.S. Treasury Notes	4.4%
Asset Backed Securities	0.5%
Real Estate Investment Trusts	0.2%
Private Placements	0.1%
Other / Cash & Cash Equivalents	2.5%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Hedged Market Opportunity Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2018

The Fund’s performance figures* for the periods ended March 31, 2018, compared to its benchmarks:

					Annualized Since
		Annualized	Annualized	Since Inception + -	Inception ++ -
	One Year	Three Years	Five Years	March 31, 2018	March 31, 2018
Class A (HMXAX) without load	(9.73)%	—	—	(4.85)%	—
Class A (HMXAX) with 5.75% load	(14.92)%	—	—	(8.54)%	—
Class C (HMXCX)	(10.36)%	—	—	(5.47)%	—
Class I (HMXIX) +++	(9.00)%	0.81%	4.27%	—	8.33%
S&P 500 Total Return Index **	13.99%	10.78%	13.31%	16.38%	14.88%
IQ Hedge Long/Short Beta Index ***	11.82%	5.96%	4.43%	8.98%	5.96%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded net asset value (“NAV”) on March 29, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2018, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 2.24%, 2.99% and 1.99% for the AlphaCentric Hedged Market Opportunity Fund’s Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2017 prospectus were 4.38%, 5.13% and 4.13% for the AlphaCentric Hedged Market Opportunity Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2017 prospectus were 2.66%, 3.41%, and 2.41% for the AlphaCentric Hedged Market Opportunity Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	IQ Hedge Long/Short Beta Index was launched in March 2007 as the market’s first family of hedge fund replication indexes. This suite of indexes serves as the basis for IndexIQ’s other hedge fund replication indexes, which themselves underlie IndexIQ’s hedge fund replication ETFs and mutual fund.

+	The AlphaCentric Hedged Market Opportunity Fund Class A and Class C commenced operations on September 30, 2016.

++	The AlphaCentric Hedged Market Opportunity Fund Class I, formerly a private Fund, commenced operations on August 31, 2011.

+++	The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on August 31, 2011. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Comparison of the Change in value of a $10,000 investment

Top 10 Holdings by Industry	% of Net Assets
Purchased Options	1.2%
Written Options	(1.8)%
Other / Cash & Cash Equivalents	100.6%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Global Innovations Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2018

The Fund’s performance figures* for the periods ended March 31, 2018, compared to its benchmarks:

Since Inception + -
March 31, 2018
Class A (GNXAX) without load	27.33%
Class A (GNXAX) with 5.75% load	20.01%
Class C (GNXCX)	26.63%
Class I (GNXIX)	27.73%
S&P 500 Total Return Index **	11.27%
MSCI AC World Index (TR Gross) ***	10.99%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2018, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the AlphaCentric Global Innovations Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s estimated total annual operating expenses as shown in the May 17, 2017 prospectus for the Fund’s inital fiscal period are 2.11%, 2.86% and 1.86% for the AlphaCentric Global Innovations Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the May 17, 2017 prospectus for the Fund’s inital fiscal period are 1.75%, 2.50% and 1.50% for the AlphaCentric Global Innovations Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	The MSCI AC World Index (TR Gross) represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

+	The AlphaCentric Global Innovations Fund Class A, Class C and Class I commenced operations on May 31, 2017.

Comparison of the Change in value of a $10,000 investment

Top 10 Holdings by Industry	% of Net Assets
Common Stocks	90.9%
Other / Cash & Cash Equivalents	9.1%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Asset Rotation Fund (ROTAX, ROTCX, ROTIX)

PORTFOLIO OF INVESTMENTS

March 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 97.8%
	EMERGING MARKETS - 97.8%
121,700	iShares MSCI Emerging Markets ETF	$5,875,676
124,900	Vanguard FTSE Emerging Markets ETF	5,867,802
	TOTAL EXCHANGE TRADED FUNDS (Cost $12,295,983)	11,743,478

	SHORT-TERM INVESTMENT - 2.8%
	MONEY MARKET FUND - 2.8%
335,262	Fidelity Investments Money Market Funds Government Portfolio -
	Institutional Class to yield 1.02% * (Cost $335,262)	335,262

	TOTAL INVESTMENTS - 100.6% (Cost $12,631,245)	$12,078,740
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(74,411)
	NET ASSETS - 100%	$12,004,329

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2018.

See accompanying notes to financial statements.

AlphaCentric Bond Rotation Fund (BDRAX, BDRCX, BDRIX)

PORTFOLIO OF INVESTMENTS

March 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 97.4%
	INDEX RELATED - 31.0%
58,450	SPDR Bloomberg Barclays Convertible Securities ETF	$3,019,527

	MUNICIPALS - 66.4%
31,000	iShares 7-10 Year Treasury Bond ETF	3,198,890
111,000	SPDR Bloomberg Barclays International Treasury Bond ETF	3,275,610
		6,474,500

	TOTAL EXCHANGE TRADED FUNDS (Cost $9,456,098)	9,494,027

	SHORT-TERM INVESTMENT - 2.9%
	MONEY MARKET FUND - 2.9%
282,028	Fidelity Investments Money Market Government Portfolio -
	Institutional Class to yield 1.02% * (Cost $282,028)	282,028

	TOTAL INVESTMENTS - 100.3% (Cost $9,738,126)	$9,776,055
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(30,466)
	NET ASSETS - 100%	$9,745,589

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2018.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)

PORTFOLIO OF INVESTMENTS

March 31, 2018

Principal ($)		Value
	ASSET BACKED SECURITIES - 0.5%
5,112,299	Amur Finance VI LLC 8.000% due12/20/2024, 144A +	$4,754,438
4,622,570	AXIS Equipment Finance Receivables IV LLC, 8.830% due 3/20/2024, 144A	4,621,876
	TOTAL ASSET BACKED SECURITIES (Cost $9,721,783)	9,376,314

	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 92.3%
897,717	ABFC 2004-OPT4 Trust, 4.571% due 7/25/2033, 1M Libor + 2.70%	832,457
2,829,153	ABFC 2005-HE1 Trust, 2.922% due 3/25/2035 , 1M Libor + 1.05%	2,000,684
3,992,297	ABFC 2005-WMC1Trust, 2.756% due 6/25/2035 , 1M Libor + 0.89%	2,890,959
5,189,000	ABFC 2007-NC1 Trust, 2.872% due 5/25/2037, 1M Libor + 1.00%, 144A	3,103,209
4,440,354	ABFS Mortgage Loan Trust 2002-2, 6.785% due 7/15/2033	3,350,065
5,716,133	ABFS Mortgage Loan Trust 2002-3, 5.902% due 9/15/2033	4,306,386
629,508	ACE Securities Corp Home Equity Loan Trust Series 2004-FM2, 3.896% due 6/25/2034, 1M Libor + 2.03%	524,205
5,124,630	ACE Securities Corp Home Equity Loan Trust Series 2004-HE4, 3.822% due 12/25/2034, 1M Libor + 1.95%	3,383,379
2,209,700	ACE Securities Corp Home Equity Loan Trust Series 2004-RM2, 3.192% due 1/25/2035, 1M Libor + 1.32%	1,810,171
678,000	ACE Securities Corp Home Equity Loan Trust Series 2004-SD1, 5.996% due 11/25/2033, 1M Libor + 4.13%	604,118
6,000,000	ACE Securities Corp Home Equity Loan Trust Series 2005-HE6, 2.351% due 10/25/2035, 1M Libor + 0.48%	4,471,373
17,883,837	ACE Securities Corp Home Equity Loan Trust Series 2005-HE7, 2.562% due 11/25/2035, 1M Libor + 0.69%	12,405,007
2,417,000	ACE Securities Corp Home Equity Loan Trust Series 2005-SD2, 4.871% due 8/25/2040, 1M Libor + 3.00%	1,590,955
3,306,322	ACE Securities Corp Home Equity Loan Trust Series 2006-ASAP4, 2.162% due 8/25/2036, 1M Libor + 0.29%	1,830,767
21,237,794	ACE Securities Corp Home Equity Loan Trust Series 2006-NC1, 2.302% due 12/25/2035, 1M Libor + 0.43%	13,274,670
11,846,500	ACE Securities Corp Home Equity Loan Trust Series 2006-OP1, 2.152% due 4/25/2036, 1M Libor + 0.28%	5,035,960
7,827,961	Adjustable Rate Mortgage Trust 2005-2, 3.221% due 6/25/2035, 1 M Libor + 1.35%	5,076,634
646,588	Adjustable Rate Mortgage Trust 2005-3, 3.648% due 7/25/2035 (a)	605,003
17,137	Adjustable Rate Mortgage Trust 2005-3, 2.192% due 7/25/2035, 1M Libor + 0.32%	17,091
3,061,993	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-2, 4.871% due 6/25/2034, 1M Libor + 3.00%	2,147,607
833,937	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-4, 7.121% due 10/25/2034, 1M Libor + 5.25%	711,385
20,290,000	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2005-4, 2.372% due 10/25/2035, 1M Libor + 0.50%	13,849,146
69,012	AFC Home Equity Loan Trust, 2.321% due 12/22/2027, 1M Libor + 0.70%	66,554
7,501,471	AFC Trust Series 1999-4, 2.752% due 12/26/2029, 1M Libor + 0.88%, 144A	6,052,212
1,195,368	Alternative Loan Trust 2004-J9, 4.646% due 10/25/2034, 1M Libor + 2.78%	663,516
4,463,500	Alternative Loan Trust 2005-61, 2.252% due 12/25/2035, 1M Libor + 0.38%	3,906,516
3,012,444	Alternative Loan Trust 2006-OA22, 2.112% due 2/25/2047 , 1M Libor + 0.24%	1,645,596
5,424,689	American Home Mortgage Investment Trust 2005-1, 2.476% due 6/25/2045, 1M Libor + 0.86%	4,197,722
10,153,753	American Home Mortgage Investment Trust 2006-1, 2.252% due 3/25/2046, 1M Libor + 0.38%	6,096,585
3,336,609	Ameriquest Mort Sec Inc Asset Back Pas Thr Certs Ser 03 8 6.747% due 10/25/2033 , 1M Libor + 4.88%	2,932,112
14,370,000	Ameriquest Mortgage Securities, Inc. Asset Backed Pass-Through Ctfs Ser 2005-R11, 2.552% due 1/25/2036, 1M Libor + 0.68%	12,431,141
5,746,440	Ameriquest Mortgage Securities, Inc. Asset Backed 3.372% due 3/25/2035	2,206,746
1,963,156	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-1, 5.820% due 2/25/2033, 1M Libor + 5.55%	1,515,150
2,672,531	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-1, 5.432% due 2/25/2033	2,017,542
1,435,810	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-1A1, 4.121% due 9/25/2034, 1M Libor + 2.25%	1,042,279
3,607,916	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, 6.371% due 5/25/2034, 1M Libor + 4.50%	2,148,617
2,199,964	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, 4.571% due 5/25/2034, 1M Libor + 2.70%	1,676,693
3,630,097	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R7, 4.675% due 8/25/2034, 1M Libor + 3.23%	3,508,673
2,722,790	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R8, 3.791% due 9/25/2034, 1M Libor + 1.92%	1,533,757
1,405,587	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R8, 3.671% due 9/25/2034, 1M Libor + 1.80%	1,070,070
2,907,002	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R9, 3.971% due 10/25/2034, 1M Libor + 2.10%	1,632,465
2,351,672	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R11, 3.971% due 11/25/2034, 1M Libor + 2.10%	2,172,892
4,603,223	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R5, 3.701% due 7/25/2035, 1M Libor + 1.83%	1,429,372
6,000,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R5, 2.922% due 7/25/2035, 1M Libor + 1.05%	4,578,493
12,600,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R6, 3.022% due 8/25/2035, 1M Libor + 1.15%	3,981,184
10,196,437	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R7, 2.602% due 9/25/2035, 1M Libor + 0.73%	2,869,680
3,315,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R7, 2.522% due 9/25/2035, 1M Libor + 0.65%	2,861,564
7,240,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R8, 2.562% due 10/25/2035, 1M Libor + 0.69%	5,437,061
1,405,427	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R10, 3.322% due1/25/2036, 1M Libor + 1.45%	206,672
26,084,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R10, 2.562% due 1/25/2036, 1M Libor + 0.69%	20,510,499
1,784,068	Ameriquest Mortgage Securities, Inc. Series 2003-6, 5.819% due 5/25/2033, 1M Libor + 6.00%	1,004,737
10,131,779	Ameriquest Mortgage Securities Series Trust 2006-R1, 2.432% due 3/25/2036, 1M Libor + 0.56%	3,358,249
223,155	Amresco Residential Securities Corp Mortgage Loan Trust 1998-2, 2.366% due 6/25/2028, 1M Libor + 0.50%	215,714
465,244	Amresco Residential Securities Corp Mortgage Loan Trust 1999-1, 3.722% due 11/25/2029, 1M Libor + 1.85%	439,856
535,081	Argent Securities, Inc., Asset-Backed Pass Through Certificates Series 2004-W1, 4.749% due 3/25/2034, 1M Libor + 5.25%	450,742
1,190,837	Argent Securities, Inc., Asset-Backed Pass Through Certificates Series 2004-W1, 4.749% due 3/25/2034, 1M Libor + 4.88%, 144A	724,934
32,801	Argent Securities, Inc., Asset-Backed Pass Through Certificates Series 2004-W6, 6.747% due 5/25/2034, 1M Libor + 4.88%, 144A	33,791
24,000,000	Argent Securities, Inc., Asset-Backed Pass Through Certificates Series 2005-W3, 2.332% due 11/25/2035, 1M Libor + 0.46%	17,657,374
21,974,314	Argent Securities, Inc., Asset-Backed Pass Through Certificates Series 2005-W5, 2.332% due 1/25/2036, 1M Libor + 0.46%	12,381,082

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018

Principal ($)		Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 92.3%
36,588,440	Argent Securities Inc. 1.859% due 10/25/2035	$22,179,561
3,497,420	Argent Securities Trust 2006-W1, 2.282% due 3/25/2036 , 1M Libor + 0.41%	665,409
17,765,000	Asset Backed Securities Corp Home Equity Loan Trust Series NC 2005-HE8, 2.512% due 11/25/2035, 1M Libor + 0.64%	14,150,002
7,712,510	Asset Backed Securities Corp Home Equity Loan Trust Series WMC 2005-HE5, 2.922% due 6/25/2035, 1M Libor + 1.05%	2,396,395
28,685,828	Asset Backed Securities Corp Home Equity Loan Trust Series MO 2006-HE6 2.102% due 11/25/2036, 1M Libor + 0.23%	23,526,277
1,555,688	Asset-Backed Pass-Through Certificates Series 2004-R12, 3.761% due 1/25/2035, 1M Libor + 1.89%	1,271,674
5,050,803	Asset-Backed Pass-Through Certificates Series 2005-R2, 3.041% due 4/25/2035, 1M Libor + 1.17%	3,306,430
7,500,000	Asset-Backed Pass-Through Certificates Series 2005-R4, 3.671% due 7/25/2035, 1M Libor + 1.80%	5,774,311
2,008,272	Banc of America Funding 2004-B Trust, 3.317% due 12/20/2034 (a)	1,856,107
669,314	Banc of America Funding 2004-C Trust, 2.722% due 12/20/2034, 1M Libor + 0.90%	665,870
3,818,065	Banc of America Mortgage 2004-K Trust, 3.598% due 12/25/2034 (a)	2,253,205
5,369,000	Bayview Financial Mortgage Pass-Through Trust 2006-A, 3.527% due 2/28/2041, 1M Libor + 1.65%	5,324,338
3,110,969	Bear Stearns ALT-A Trust 2004-1, 3.443% due 2/25/2034 (a)	1,977,317
328,795	Bear Stearns ARM Trust 2002-12, 3.613% due 1/25/2033 (a)	307,281
35,865	Bear Stearns ARM Trust 2003-8, 3.823% due 1/25/2034 (a)	33,619
853,805	Bear Stearns ARM Trust 2004-7, 3.750% due 10/25/2034 (a)	817,579
2,618,331	Bear Stearns Asset Backed Securities I Trust 2004-HE11, 4.421% due 12/25/2034, 1M Libor + 2.55%	1,645,411
3,938,471	Bear Stearns Asset Backed Securities I Trust 2005-CLI, 2.501% due 9/25/2034, 1M Libor + 0.63%	2,650,519
16,094,000	Carrington Mortgage Loan Trust Series 2005-FRE1, 2.382% due 12/25/2035, 1M Libor + 0.51%	10,935,199
9,000,000	Carrington Mortgage Loan Trust Series 2005-NC3 2.572% due 6/25/2035, 1M Libor + 0.70%	6,278,061
35,368,500	Carrington Mortgage Loan Trust Series 2006-FRE1, 2.171% due 7/25/2036, 1M Libor + 0.30%	18,844,358
18,265,127	Carrington Mortgage Loan Trust Series 2006-NC1, 2.292% due 1/25/2036, 1M Libor + 0.42%	12,909,078
5,231,000	Carrington Mortgage Loan Trust Series 2006-NC2, 2.141% due 6/25/2036, 1M Libor + 0.27%	3,122,736
11,774,256	Carrington Mortgage Loan Trust Series 2006-NC4, 2.171% due 10/25/2036, 1M Libor + 0.30%	2,094,685
4,000,000	Carrington Mortgage Loan Trust Series 2006-OPT1, 2.242% due 2/25/2036, 1M Libor + 0.37%	2,624,240
9,542,574	Carrington Mortgage Loan Trust Series 2006-RFC1, 2.162% due 5/25/2036, 1M Libor + 0.29%	5,300,317
11,241,899	Carrington Mortgage Loan Trust Series 2007-RFC1, 2.131% due 12/25/2036, 1M Libor + 0.26%	1,107,181
1,251,015	Centex Home Equity Loan Trust 2002-C, 3.022% due 9/25/2032, 1M Libor + 1.15%	903,684
770,982	Centex Home Equity Loan Trust 2002-D, 2.941% due 12/25/2032, 1M Libor + 1.07%	714,452
1,093,236	Centex Home Equity Loan Trust 2004-B, 4.196% due 3/25/2034, 1M Libor + 2.33%	95,583
3,211,092	Centex Home Equity Loan Trust 2004-C, 3.971% due 6/25/2034, 1M Libor + 2.10%	759,402
697,621	Centex Home Equity Loan Trust 2004-D, 2.901% due 9/25/2034, 1M Libor + 1.03%	629,796
2,825,156	Centex Home Equity Loan Trust 2005-B, 2.891% due 3/25/2035, 1M Libor + 1.02%	1,796,515
9,622,646	Centex Home Equity Loan Trust 2005-D, 3.071% due 10/25/2035, 1M Libor + 1.20%	7,625,280
17,000,000	Centex Home Equity Loan Trust 2006-A, 2.242% due 6/25/2036, 1M Libor + 0.37%	12,383,439
123,073,000	CIT Mortgage Loan Trust 2007-1 3.302% due 12/25/2021, 1M Libor + 1.75%, , 144A	53,082,517
21,761,000	CIT Mortgage Loan Trust 2007-1 3.302% due 10/25/2037, 1M Libor + 1.75%, 144A	8,423,189
5,083,965	Citigroup Mortgage Loan Trust 2006-AMC1, 2.162% due 9/25/2036, 1M Libor + 0.29%	1,316,868
3,000,000	Citigroup Mortgage Loan Trust 2006-HE2, 2.252% due 8/25/2036, 1M Libor + 0.38%	1,856,078
7,405,226	Citigroup Mortgage Loan Trust 2006-NC1, 2.162% due 8/25/2036, 1M Libor + 0.29%	2,918,273
3,387,108	Citigroup Mortgage Loan Trust 2006-WMC1, 2.486% due 12/25/2035, 1M Libor + 0.62%	1,473,160
291,429	Citigroup Mortgage Loan Trust 2007-10 3.973% due 9/25/2037 (a)	237,939
3,676,460	Citigroup Mortgage Loan Trust 2007-AHL1, 2.141% due 12/25/2036, 1M Libor + 0.27%	2,059,244
6,872,156	Citigroup Mortgage Loan Trust 2007-AMC4, 2.171% due 5/25/2037, 1M Libor + 0.30%	4,069,010
10,477,072	Citigroup Mortgage Loan Trust 2007-WFHE2, 2.522% due 3/25/2037, 1M Libor + 0.65%	7,023,476
2,301,000	Citigroup Mortgage Loan Trust, Inc., 6.371% due 12/25/2033, 1M Libor + 4.50%	2,003,809
2,000,000	Citigroup Mortgage Loan Trust, Inc., 2.991% due 7/25/2035, 1M Libor + 1.12%	1,835,994
1,437,000	Citigroup Mortgage Loan Trust, Inc., 4.372% due 7/25/2037, 1M Libor + 2.50%	1,090,703
4,133,553	Conseco Financial Corp., 7.240% due 11/15/2028 (a)	3,318,919
5,379,356	Conseco Financial Corp., 6.980% due 9/1/2030 (a)	4,503,260
230,558	Countrywide Asset-Backed Certificates, 7.496% due 10/25/2032, 1M Libor + 5.63%, 144A	206,551
505,314	Countrywide Asset-Backed Certificates, 3.322% due 3/25/2033, 1M Libor + 1.45%, 144A	489,758
672,571	Countrywide Asset-Backed Certificates, 6.371% due 11/25/2033, 1M Libor + 4.50%, 144A	698,361
4,650,000	Countrywide Asset-Backed Certificates, 3.022% due 12/25/2035, 1M Libor + 1.15%	2,240,082
8,730,716	Countrywide Asset-Backed Certificates, 2.872% due 1/25/2036, 1M Libor + 1.00%	1,935,055
7,200,000	Countrywide Asset-Backed Certificates, 2.711% due 1/25/2036, 1M Libor + 0.84%	2,797,758
3,200,000	Countrywide Asset-Backed Certificates, 2.602% due 4/25/2036, 1M Libor + 0.73%	1,707,551
17,000,000	Countrywide Asset-Backed Certificates, 2.361% due 4/25/2036, 1M Libor + 0.49%	11,634,071
4,125,380	Countrywide Asset-Backed Certificates, 2.261% due 7/25/2036, 1M Libor + 0.39%	2,078,611
9,059,200	Countrywide Asset-Backed Certificates, 2.181% due 1/25/2037, 1M Libor + 0.31%	2,407,627
4,559,554	Countrywide Asset-Backed Certificates, 2.212% due 6/25/2037, 1M Libor + 0.34%	1,692,212
18,337,887	Countrywide Asset-Backed Certificates, 2.122% due 6/25/2037, 1M Libor + 0.25%	4,880,456
37,043,072	Countrywide Asset-Backed Certificates, 2.141% due 11/25/2037, 1M Libor + 0.27%	13,027,615

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018

Principal ($)		Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 92.3%
14,000,000	Countrywide Asset-Backed Certificates, 2.306% due 1/25/2045, 1M Libor + 0.29%	$11,457,936
19,273,170	Countrywide Asset-Backed Certificates, 2.102% due 5/25/2047, 1M Libor + 0.23%	3,821,652
26,400,000	Countrywide Asset-Backed Certificates, 2.171% due 6/25/2047, 1M Libor + 0.30%	17,881,829
6,800,000	Countrywide Asset-Backed Certificates, 2.171% due 6/25/2047, 1M Libor + 0.30%	4,636,058
14,073,729	Countrywide Asset-Backed Certificates, 2.131% due 6/25/2047, 1M Libor + 0.26%	7,591,543
34,639,936	Countrywide Asset-Backed Certificates, 2.122% due 6/25/2047, 1M Libor + 0.25%	12,921,302
1,238,572	Credit Suisse First Boston Mortgage Securities Corp., 5.722% due 4/25/2034, 1M Libor + 3.85%	998,533
1,953,432	Credit-Based Asset Servicing & Securitization LLC, 6.371% due 3/25/2033, 1M Libor + 4.50%, 144A	662,248
766,905	Credit-Based Asset Servicing & Securitization LLC, 4.722% due 10/25/2034,1M Libor + 2.85%, 144A	651,459
4,796,116	Credit-Based Asset Servicing & Securitization LLC, 3.071% due 7/25/2035, 1M Libor + 1.20%, 144A	1,343,377
2,000,000	Credit-Based Asset Servicing & Securitization LLC, 2.562% due 7/25/2035, 1M Libor + 0.69%	1,559,438
6,016,392	Credit-Based Asset Servicing & Securitization LLC, 2.296% due 7/25/2035, 1M Libor + 0.45%	3,147,845
3,943,000	Credit-Based Asset Servicing & Securitization LLC, 6.000% due 9/25/2035, 144A	3,656,075
1,940,015	Credit-Based Asset Servicing & Securitization LLC, 2.311% due 12/25/2035, 1M Libor + 0.44%	469,990
3,778,000	Credit-Based Asset Servicing & Securitization LLC, 7.250% due 3/25/2046, 144A	1,372,547
1,654,542	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR24, 3.645% due 10/25/2033 (a)	1,115,152
5,443,824	CWABS Asset-Backed Certificates Trust 2004-7, 3.971% due 10/25/2034, 1M Libor + 2.10%	2,275,815
3,000,000	CWABS Asset-Backed Certificates Trust 2005-11, 2.591% due 2/25/2036, 1M Libor + 0.72%	813,271
18,700,000	CWABS Asset-Backed Certificates Trust 2005-14, 2.652% due 4/25/2036, 1M Libor + 0.78%	12,964,439
8,283,494	CWABS Asset-Backed Certificates Trust 2005-16, 2.631% due 5/25/2036, 1M Libor + 0.76%	2,944,771
17,953,000	CWABS Asset-Backed Certificates Trust 2007-12, 2.842% due 8/25/2047, 1M Libor + 0.97%	13,888,396
1,932,703	Delta Funding Home Equity Loan Trust 1999-1, 6.800% due 3/15/2028 (a)	1,419,272
2,898,733	Delta Funding Home Equity Loan Trust 1999-2, 7.370% due 8/15/2030	1,145,679
1,430,656	Delta Funding Home Equity Loan Trust 2000-3, 8.390% due 11/15/2030	1,142,955
1,405,400	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2006-PR1, 2.127% due 4/15/2036, 1M Libor + 0.35%, 144A	1,091,732
3,821,039	DSLA Mortgage Loan Trust 2004-AR1, 2.933% due 9/19/2044, 1 M Libor + 1.13%	2,693,731
4,245,000	EMC Mortgage Loan Trust, 4.121% due 1/25/2041, 1M Libor + 2.25%, 144A	2,943,343
11,501,889	Encore Credit Receivables Trust 2005-2, 2.846% due 11/25/2035 , 1M Libor + 0.98%	7,080,474
3,501,097	Encore Credit Receivables Trust 2005-3, 3.626% due 10/25/2035 , 1M Libor + 1.76%	2,014,704
6,286,239	Encore Credit Receivables Trust 2005-4, 2.572% due 1/25/2036, 1M Libor + 0.70%	3,768,503
2,280,535	EquiFirst Mortgage Loan Trust 2004-2, 6.972% due 10/25/2034 , 1M Libor + 5.10%	1,634,529
1,782,268	EquiFirst Mortgage Loan Trust 2005-1, 3.671% due 4/25/2035, 1M Libor + 1.80%	1,504,132
2,346,436	Equity One Mortgage Pass-Through Trust 2003-4, 6.900% due 10/25/2034	1,246,329
1,023,466	Equity One Mortgage Pass-Through Trust 2004-1, 5.760% due 4/25/2034	983,042
2,500,000	FFMLT Trust 2005-FF2, 2.922% due 3/25/2035, 1M Libor + 1.05%	1,224,047
1,468,274	Finance America Mortgage Loan Trust 2004-3, 3.521% due 11/25/2034, 1M Libor + 1.65%	1,123,078
542,918	First Franklin Mortgage Loan Trust 2003-FF1, 4.497% due 3/25/2033, 1M Libor + 2.63%	532,806
1,267,326	First Franklin Mortgage Loan Trust 2003-FF4, 4.346% due 10/25/2033, 1M Libor + 2.48%	674,632
1,764,933	First Franklin Mortgage Loan Trust 2004-FF2, 3.746% due 3/25/2034, 1M Libor + 1.88%	1,373,202
843,880	First Franklin Mortgage Loan Trust 2004-FF4, 4.121% due 6/25/2034 , 1M Libor + 2.25%	714,641
2,407,886	First Franklin Mortgage Loan Trust 2004-FF7, 5.500% due 9/25/2034	1,607,792
986,256	First Franklin Mortgage Loan Trust 2004-FFH4, 4.571% due 1/25/2035, 1M Libor + 2.70%	558,820
3,329,312	First Franklin Mortgage Loan Trust 2005-FF5, 3.071% due 5/25/2035, 1M Libor + 1.20%	1,685,277
18,772,268	First Franklin Mortgage Loan Trust 2005-FF9, 2.411% due 10/25/2035, 1M Libor + 0.54%	17,305,578
10,873,000	First Franklin Mortgage Loan Trust 2006-FF1, 2.332% due 1/25/2036, 1M Libor + 0.46%	9,093,019
12,000,000	First Franklin Mortgage Loan Trust 2006-FF4, 2.231% due 3/25/2036, 1M Libor + 0.36%	8,444,519
7,825,933	First Franklin Mortgage Loan Trust 2006-FF7, 2.122% due 5/25/2036, 1M Libor + 0.25%	4,636,873
5,660,948	First Franklin Mortgage Loan Trust 2006-FF9, 2.122% due 6/25/2036, 1M Libor + 0.25%	1,457,424
534,387	First Franklin Mortgage Loan Trust Series 2004-FFC, 5.622% due 6/25/2035, 1M Libor + 3.75%, 144A	534,817
3,085,111	Fremont Home Loan Trust 2004-4, 3.372% due 3/25/2035, 1M Libor + 1.50%	1,135,574
1,923,598	Fremont Home Loan Trust 2004-4, 3.296% due 3/25/2035, 1M Libor + 1.43%	1,457,821
422,988	Fremont Home Loan Trust 2004-4, 2.787% due 3/25/2035, 1M Libor + 0.92%	318,959
1,461,170	Fremont Home Loan Trust 2004-D, 2.816% due 11/25/2034, 1M Libor + 0.95%	1,318,831
8,907,840	Fremont Home Loan Trust 2005-1, 3.671% due 6/25/2035, 1M Libor + 1.80%	1,851,238
13,340,000	Fremont Home Loan Trust 2005-2, 2.846% due 6/25/2035, 1M Libor + 0.98%	5,774,262
6,566,826	Fremont Home Loan Trust 2005-A, 2.922% due 1/25/2035, 1M Libor + 1.05%	893,507
5,503,460	Fremont Home Loan Trust 2005-A, 2.861% due 7/25/2035, 1M Libor + 0.99%	1,480,348
9,050,552	GE-WMC Asset-Backed Pass Through Certificates Series 2005-1, 2.562% due 10/25/2035, 1M Libor + 0.69%	4,989,676
2,600,000	GreenPoint Mortgage Funding Trust 2005-HY1, 2.462% due 7/25/2035, 1M Libor + 0.59%	2,326,696
2,558,296	GSAA Home Equity Trust 2004-8, 3.597% due 9/25/2034, 1M Libor + 1.73%	2,313,319
3,513,823	GSAA Home Equity Trust 2004-11, 3.296% due 12/25/2034, 1M Libor + 1.43%	2,878,217
1,649,204	GSAA Home Equity Trust 2005-5, 4.421% due 2/25/2035, 1M Libor + 2.55%	1,050,763
5,241,000	GSAATrust, 2.642% due 6/25/2035, 1M Libor + 0.77%	2,745,845
4,830,569	GSAMP Trust 2005-AHL2, 2.311% due 12/25/2035, 1M Libor + 0.44%	2,512,619

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018

Principal ($)		Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 92.3%
13,275,600	GSAMP Trust 2005-HE4, 2.816% due 7/25/2045, 1M Libor + 0.95%	$9,297,929
5,610,813	GSAMP Trust 2005-HE5, 2.572% due 11/25/2035, 1M Libor + 0.70%	2,194,043
24,019,604	GSAMP Trust 2006-HE3, 2.152% due 5/25/2046, 1M Libor + 0.28%	16,694,425
7,783,412	GSAMP Trust 2006-HE5, 2.171% due 8/25/2036, 1M Libor + 0.30%	4,904,232
6,197,485	GSAMP Trust 2006-HE8, 2.122% due 1/25/2037, 1M Libor + 0.25%	3,318,868
2,305,521	GSAMP Trust 2006-SD2, 2.342% due 5/25/2046, 1M Libor + 0.47%, 144A	1,147,542
3,000,000	GSAMP Trust 2007-HSBC1, 4.121% due 2/25/2047, 1M Libor + 2.25%	3,082,178
25,241	GSR Mortgage Loan Trust 2005-7F, 2.372% due 9/25/2035, 1M Libor + 0.50%	24,279
469,503	GSRPM Mortgage Loan Trust 2003-1, 5.522% due 1/25/2032, 1M Libor + 3.65%	470,290
1,169,120	GSRPM Mortgage Loan Trust Series 2004-1, 5.371% due 9/25/2042, 1M Libor + 3.50%, , 144A	963,481
643,303	HarborView Mortgage Loan Trust 2004-3, 3.693% due 5/19/2034 (a)	527,037
3,225,092	HarborView Mortgage Loan Trust 2005-15, 2.192% due 10/20/2045, 1M Libor + 0.37%	2,571,796
3,254,578	HarborView Mortgage Loan Trust 2006-12, 2.058% due 1/19/2038, 1M Libor + 0.25%	1,987,626
2,312,533	Home Equity Asset Trust, 4.042% due 2/25/2034 , 1M Libor + 2.17%	1,854,648
5,193,348	Home Equity Asset Trust, 3.116% due 5/25/2035 , 1M Libor + 1.25%	3,906,293
1,460,232	Home Equity Asset Trust 2003-4, 6.371% due 10/25/2033 , 1M Libor + 4.50%	825,915
12,062,702	Home Equity Asset Trust 2005-7, 2.372% due 1/25/2036 , 1M Libor + 0.50%	7,120,278
6,000,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-A, 3.822% due 3/25/2035, 1M Libor + 1.95%	5,634,367
4,725,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-B, 3.071% due 8/25/2035, 1M Libor + 1.20%	2,683,935
11,200,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-C, 2.482% due 10/25/2035, 1M Libor + 0.61%	4,222,365
21,026,098	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D, 2.342% due 3/25/2036, 1M Libor + 0.47%	9,030,148
8,630,325	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-A, 2.271% due 3/25/2036, 1M Libor + 0.40%	3,212,314
20,912,942	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-B, 2.231% due 6/25/2036, 1M Libor + 0.36%	9,134,246
7,850,523	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-C, 2.162% due 8/25/2036, 1M Libor + 0.29%	2,067,847
1,153,312	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2001-A, 6.537% due 11/25/2030 (a)	1,211,925
5,000,000	HSI Asset Securitization Corp Trust 2005-OPT1, 1.829% due 11/25/2035, 1M Libor + 0.68%	3,647,258
13,243,000	HSI Asset Securitization Corp Trust 2006-OPT1, 1.919% due 12/25/2035, 1M Libor + 0.54%	8,526,290
41,014,000	HSI Asset Securitization Corp Trust 2006-OPT4, 0.741% due 3/25/2036, 1M Libor + 0.31%	33,024,378
679,502	Impac CMB Trust Series 2004-10, 2.726% due 3/25/2035, 1M Libor + 0.86%	571,148
44,326	IndyMac INDX Mortgage Loan Trust 2004-AR6, 3.940% due 10/25/2034 (a)	42,411
446,555	IndyMac INDX Mortgage Loan Trust 2004-AR9, 2.461% due 11/25/2034, 1M Libor + 0.84%	432,411
61,174	Irwin Home Equity Loan Trust 2002-1, 5.246% due 2/25/2029, 1M Libor + 2.25%	60,754
1,581,072	IXIS Real Estate Capital Trust 2005-HE2, 2.906% due 9/25/2035, 1M Libor + 1.04%	763,834
5,458,061	JP Morgan Mortgage Acquisition Corp 2005-OPT1, 2.936% due 6/25/2035, 1M Libor + 1.07%	3,297,420
2,000,000	JP Morgan Mortgage Acquisition Trust, 3.671% due 7/25/2035	1,711,851
3,000,000	JP Morgan Mortgage Acquisition Trust 2006-CH1, 3.671% due 7/25/2036, 1M Libor + 1.80%	1,800,643
9,415,426	JP Morgan Mortgage Acquisition Trust 2006-NC1, 2.212% due 4/25/2036, 1M Libor + 0.34%	6,081,387
3,000,000	JP Morgan Mortgage Acquisition Trust 2007-CH2, 2.472% due 1/25/2037, 1M Libor + 0.60%	2,285,050
6,368,416	JP Morgan Mortgage Acquisition Trust 2007-CH3, 2.242% due 3/25/2037, 1M Libor + 0.37%	4,489,954
6,700,000	JP Morgan Mortgage Acquisition Trust 2007-CH4, 2.162% due 5/25/2037, 1M Libor + 0.29%	4,791,871
5,061,044	JP Morgan Mortgage Acquisition Trust 2007-HE1, 2.131% due 3/25/2047, 1M Libor + 0.26%	2,239,762
4,449,197	JP Morgan Mortgage Trust 2005-A5, 3.618% due 8/25/2035 (a)	3,536,213
1,709,695	Long Beach Mortgage Loan Trust 2003-1, 7.872% due 3/25/2033, 1M Libor + 6.00%	1,986,094
1,094,272	Long Beach Mortgage Loan Trust 2004-5, 3.671% due 9/25/2034, 1M Libor + 1.80%	943,101
1,234,582	Long Beach Mortgage Loan Trust 2004-5, 3.372% due 9/25/2034, 1M Libor + 1.50%	1,065,415
1,512,329	Mastr Adjustable Rate Mortgages Trust 2004-5, 3.443% due 7/25/2034 (a)	1,200,219
1,370,565	Mastr Alternative Loan Trust 2002-2, 7.137% due 10/25/2032 (a)	448,702
2,191,279	Mastr Asset Backed Securities Trust 2003-OPT2, 7.647% due 5/25/2033, 1M Libor + 5.78%	1,707,035
482,848	Mastr Asset Backed Securities Trust 2004-OPT2, 3.822% due 9/25/2034, 1M Libor + 1.95%	418,510
862,765	Mastr Asset Backed Securities Trust 2004-WMC3, 3.671% due 10/25/2034, 1M Libor + 1.80%	766,240
566,249	Mastr Asset Backed Securities Trust 2005-NC1, 4.166% due 12/25/2034, 1M Libor + 2.30%	640,935
940,890	Mastr Asset Backed Securities Trust 2005-WF1, 3.732% due 6/25/2035, 1M Libor + 1.86%	902,395
4,120,451	Mastr Asset Backed Securities Trust 2007-HE1, 2.171% due 5/25/2037, 1M Libor + 0.30%	1,134,747
901,537	Mastr Specialized Loan Trust, 3.321% due 7/25/2035, 1M Libor + 1.75%, 144A	826,575
1,462,000	Mastr Specialized Loan Trust, 3.121% due 11/25/2035, 1M Libor + 1.25%, , 144A	910,920
1,491,658	Meritage Mortgage Loan Trust 2004-2, 3.597% due 1/25/2035, 1M Libor + 1.73%	1,037,498
2,083,992	Meritage Mortgage Loan Trust 2005-2, 2.666% due 11/25/2035, 1M Libor + 0.80%	2,027,893
1,560,855	Merrill Lynch Mortgage Investors Trust 2002-AFC1, 5.321% due 9/25/2032, 1M Libor + 3.45%	1,316,214
26,467	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A1, 4.106% due 12/25/2032, 1M Libor + 1.63%	26,459
225,268	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2, 3.711% due 2/25/2033, 1M Libor + 1.50%	221,320
1,747,034	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1, 4.047% due 7/25/2034, 1M Libor + 2.18%	1,635,293
2,847,836	Merrill Lynch Mortgage Investors Trust Series 2004-OPT1, 3.896% due 6/25/2035, 1M Libor + 2.03%	2,288,731
742,129	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-A 2.877% due 3/25/2030, 1M Libor + 1.01%	530,822
5,241,625	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1, 3.303% due 2/25/2036 (a)	2,087,177

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018

Principal ($)		Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 92.3%
1,632,338	Metropolitan Asset Funding, Inc., 6.000% due 2/20/2027	$1,387,487
841,465	Morgan Stanley ABS Capital I Inc Trust 2004-WMC2, 7.121% due 7/25/2034, 1M Libor + 5.25%	891,345
2,064,340	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 3.521% due 1/25/2035, 1M Libor + 1.65%	960,591
2,116,566	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 3.221% due 1/25/2035, 1M Libor + 1.35%	2,040,202
6,550,000	Morgan Stanley ABS Capital I Inc Trust 2005-HE4, 2.756% due 7/25/2035, 1M Libor + 0.89%	4,827,379
5,266,937	Morgan Stanley ABS Capital I Inc Trust 2005-WMC3, 2.936% due 3/25/2035, 1M Libor + 1.07%	3,047,143
9,387,136	Morgan Stanley ABS Capital I Inc Trust 2005-WMC5, 3.671% due 6/25/2035, 1M Libor + 1.80%	2,079,301
3,503,092	Morgan Stanley ABS Capital I Inc Trust 2005-WMC6, 2.936% due 7/25/2035, 1M Libor + 1.07%	567,890
3,683,627	Morgan Stanley ABS Capital I Inc Trust 2006-WMC1, 2.252% due 12/25/2035, 1M Libor + 0.38%	2,932,784
6,597,113	Morgan Stanley Capital I Inc Trust 2006-NC2, 2.231% due 2/25/2036, 1M Libor + 0.36%	4,967,614
1,642,790	Morgan Stanley Dean Witter Capital I Inc Trust 2003-NC2, 7.496% due 2/25/2033, 1M Libor + 5.63%	1,593,383
5,489,352	Morgan Stanley Home Equity Loan Trust 2005-2, 2.936% due 5/25/2035, 1M Libor + 1.07%	3,466,366
2,133,005	Morgan Stanley Home Equity Loan Trust 2005-3, 2.832% due 8/25/2035, 1M Libor + 0.96%	796,862
215,107	Morgan Stanley Mortgage Loan Trust 2004-7AR, 3.556% due 9/25/2034 (a)	214,023
5,411,219	Nationstar Home Equity Loan Trust 2007-A, 2.242% due 3/25/2037, 1M Libor + 0.37%	1,908,869
5,966,866	Nationstar Home Equity Loan Trust 2007-B, 2.342% due 4/25/2037, 1M Libor + 0.47%	1,066,665
1,915,000	New Century Home Equity Loan Trust, 5.650% due 8/25/2034 (a)	1,774,067
11,062,828	New Century Home Equity Loan Trust 2005-1, 2.996% due 3/25/2035, 1M Libor + 1.13%	7,885,157
4,402,921	New Century Home Equity Loan Trust 2006-2, 2.181% due 8/25/2036, 1M Libor + 0.31%	2,373,485
293,434	New Century Home Equity Loan Trust Series 2003-5, 2.671% due 11/25/2033, 1M Libor + 0.80%	238,075
25,343,208	New Century Home Equity Loan Trust Series 2005-B, 2.361% due 10/25/2035, 1M Libor + 0.49%	17,643,278
9,992,708	New Century Home Equity Loan Trust Series 2005-C, 2.321% due 12/25/2035, 1M Libor + 0.45%	5,098,062
1,390,000	New Century Home Equity Loan Trust Series 2005-D, 2.342% due 2/25/2036, 1M Libor + 0.47%	1,012,424
16,827	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1, 6.000% due 5/25/2033	17,253
18,011	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1, 7.000% due 4/25/2033	18,304
15,534,000	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006-HE3, 2.171% due 7/25/2036, 1M Libor + 0.30%	7,234,763
1,239,840	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006-WF1, 2.242% due 3/25/2036, 1M Libor + 0.37%	1,131,492
3,126,335	NovaStar Mortgage Funding Trust Series 2003-1, 4.871% due 5/25/2033, 1M Libor + 2.00%	3,083,102
428,709	NovaStar Mortgage Funding Trust Series 2003-2, 2.996% due 9/25/2033, 1M Libor + 1.13%	429,180
10,000,000	NovaStar Mortgage Funding Trust Series 2004-4, 4.421% due 3/25/2035, 1M Libor + 2.55%	9,060,196
16,249,658	NovaStar Mortgage Funding Trust Series 2007-2, 2.171% due 9/25/2037, 1M Libor + 0.30%	9,371,137
5,861,692	Opteum Mortgage Acceptance Corp Asset Backed Pass-Through Certificates 2005-5, 2.302% due 12/25/2035, 1M Libor + 0.43%	5,063,879
4,186,534	Option One Mortgage Loan Trust 2005-3, 2.877% due 8/25/2035, 1M Libor + 1.01%	1,105,892
4,010,145	Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates Series 2005-4, 2.472% due 11/25/2035, 1M Libor + 0.60%	1,293,146
2,797,504	Option One Mortgage Loan Trust 2005-5 Asset-Backed Certificates Series 2005-5, 2.451% due 12/25/2035, 1M Libor + 0.58%	560,367
7,500,000	Option One Mortgage Loan Trust 2006-1, 2.252% due 1/25/2036, 1M Libor + 0.38%	4,514,290
11,573,725	Option One Mortgage Loan Trust 2007-CP1, 2.171% due 3/25/2037, 1M Libor + 0.30%	714,014
937,467	Ownit Mortgage Loan Trust Series 2005-1, 2.499% due 9/25/2035, 1M Libor + 1.17%	766,912
2,841,756	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-MCW, 3.597% due 10/25/2034, 1M Libor + 1.73%	1,088,384
15,863,776	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-MHQ, 3.971% due 12/25/2034, 1M Libor + 2.10%	11,317,837
2,537,245	Park Place Securities Inc Asset Backed Pass Through Certificates Series 2004-WCW2, 4.796% due 10/25/2034, 1M Libor + 2.93%	244,320
6,346,905	Park Place Securities Inc Asset Backed Pass Through Certificates Series 2004-WCW2, 4.047% due 10/25/2034, 1M Libor + 2.18%	4,071,510
7,333,569	Park Place Securities Inc Asset Backed Pass Through Certificates Series 2004-WHQ2, 3.822% due 2/25/2035, 1M Libor + 1.95%	4,697,659
3,099,568	Park Place Securities Inc Asset Backed Pass Through Certificates Series 2004-WWF, 3.896% due 12/25/2034 , 1M Libor + 2.03%	2,727,028
2,094,693	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW, 2.891% due 7/25/2035, 1M Libor + 1.02%	635,365
18,068,644	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW3, 2.512% due 8/25/2035, 1M Libor + 0.64%	14,140,219
8,468,145	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ1, 3.746% due 3/25/2035, 1M Libor + 1.88%	4,140,827
1,994,755	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ3, 3.671% due 6/25/2035, 1M Libor + 1.80%	1,445,628
15,232,861	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ4, 2.482% due 9/25/2035, 1M Libor + 0.61%	6,247,307
5,027,779	Park Place Securities Inc Series 2005-WCW1, 2.531% due 9/25/2035, 1M Libor + 0.66%	1,723,338
1,133,413	Popular ABS Mortgage Pass-Through Trust 2004-5, 5.255% due 12/25/2034	1,134,521
6,075,185	Popular ABS Mortgage Pass-Through Trust 2006-B, 2.372% due 5/25/2036, 1M Libor + 0.50%	2,237,687
1,230,894	Popular ABS Mortgage Pass-Through Trust 2007-A, 2.181% due 6/25/2037, 1M Libor + 0.31%	565,295
6,343,758	Quest Trust, 5.096% due 6/25/2034, 1M Libor + 3.23%, 144A	4,997,438
2,000,000	Quest Trust, 5.397% due 9/25/2034, 1M Libor + 3.53%, 144A	1,693,210
4,638,000	RAAC Series 2006-RP4 Trust, 3.872% due 1/25/2046, 1M Libor + 2.00%, , 144A	4,281,790
2,000,000	RAAC Series 2007-SP1 Trust, 2.872% due 3/25/2037, 1M Libor + 1.00%	1,639,437
21,835,221	RAAC Series 2007-SP3 Trust, 4.121% due 9/25/2047, 1M Libor + 2.25%	13,323,679
149,137	RAMP Series 2002-RS3 Trust, 2.846% due 6/25/2032, 1M Libor + 0.98%	137,520
1,000,000	RAMP Series 2004-RS12 Trust, 5.186% due 12/25/2034	1,015,909
3,881,622	RAMP Series 2004-RS12 Trust, 4.497% due 12/25/2034, 1M Libor + 2.63%	2,700,214
2,334,381	RAMP Series 2005-EFC1 Trust, 3.071% due 5/25/2035, 1M Libor + 1.20%	1,152,866
250,000	RAMP Series 2005-EFC3 Trust, 2.991% due 8/25/2035, 1M Libor + 1.12%	228,380
7,363,000	RAMP Series 2005-EFC4 Trust, 2.572% due 9/25/2035, 1M Libor + 0.70%	5,307,217

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018

Principal ($)		Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 92.3%
2,574,893	RAMP Series 2005-EFC6 Trust, 2.816% due 11/25/2035, 1M Libor + 0.95%	$942,609
3,000,000	RAMP Series 2005-EFC6 Trust, 2.756% due 11/25/2035, 1M Libor + 0.89%	2,671,807
2,847,963	RAMP Series 2005-RS8 Trust, 2.472% due 9/25/2035, 1M Libor + 0.60%	2,026,854
3,173,524	RAMP Series 2005-RZ2 Trust, 3.121% due 5/25/2035, 1M Libor + 1.25%	2,485,558
4,441,289	RAMP Series 2006-EFC1 Trust, 2.411% due 2/25/2036, 1M Libor + 0.54%	2,558,686
7,680,000	RAMP Series 2006-NC3 Trust, 2.231% due 3/25/2036, 1M Libor + 0.36%	5,356,900
2,021,000	RAMP Series 2006-RS1 Trust, 2.282% due 1/25/2036, 1M Libor + 0.41%	414,613
5,000,000	RAMP Series 2006-RS2 Trust, 2.261% due 3/25/2036, 1M Libor + 0.39%	2,776,450
7,639,282	RAMP Series 2006-RZ3 Trust, 2.252% due 8/25/2036, 1M Libor + 0.38%	5,756,400
14,138,745	RAMP Series 2006-RZ4 Trust, 2.252% due 10/25/2036, 1M Libor + 0.38%	9,134,537
607,936	RASC Series 2003-KS10 Trust, 5.570% due 12/25/2033 (a)	623,205
1,121,070	RASC Series 2004-KS3 Trust, 3.446% due 4/25/2034, 1M Libor + 1.58%	1,050,105
3,602,248	RASC Series 2004-KS6 Trust, 3.642% due 7/25/2034, 1M Libor + 1.77%	2,861,352
1,860,914	RASC Series 2005-EMX1 Trust, 6.371% due 3/25/2035, 1M Libor + 4.50%, 144A	1,629,280
1,210,590	RASC Series 2005-EMX2 Trust, 3.671% due 7/25/2035, 1M Libor + 1.80%	107,080
3,537,327	RASC Series 2005-EMX3 Trust, 2.591% due 9/25/2035, 1M Libor + 0.72%	1,607,450
1,410,234	RASC Series 2005-KS1 Trust, 3.746% due 2/25/2035, 1M Libor + 1.88%	804,466
2,198,000	RASC Series 2005-KS5 Trust, 3.746% due 6/25/2035, 1M Libor + 1.88%	1,663,933
1,260,931	RASC Series 2005-KS6 Trust, 4.421% due 7/25/2035, 1M Libor + 1.70%	1,045,579
3,250,000	RASC Series 2005-KS9 Trust, 3.121% due 10/25/2035, 1M Libor + 1.25%	1,166,868
2,240,853	RASC Series 2006-EMX1 Trust, 2.342% due 1/25/2036, 1M Libor + 0.47%	1,033,474
7,466,937	RASC Series 2006-EMX2 Trust, 2.292% due 2/25/2036, 1M Libor + 0.42%	4,401,086
12,745,311	RASC Series 2006-EMX3 Trust, 2.202% due 4/25/2036, 1M Libor + 0.33%	9,115,983
7,373,085	RASC Series 2006-EMX4 Trust, 2.152% due 6/25/2036, 1M Libor + 0.28%	4,043,362
3,937,291	RASC Series 2006-KS1 Trust, 2.401% due 2/25/2036, 1M Libor + 0.53%	2,475,915
5,384,511	RASC Series 2006-KS2 Trust, 2.372% due 3/25/2036, 1M Libor + 0.50%	2,738,508
8,388,241	RASC Series 2006-KS4 Trust, 2.171% due 6/25/2036, 1M Libor + 0.30%	6,876,153
15,995,820	RASC Series 2007-KS1 Trust, 2.112% due 1/25/2037, 1M Libor + 0.24%	7,938,767
22,898,498	RASC Series 2007-KS2 Trust, 2.131% due 2/25/2037, 1M Libor + 0.26%	14,717,295
20,000,000	RASC Series 2007-KS3 Trust, 2.252% due 4/25/2037, 1M Libor + 0.38%	12,648,106
562,881	Renaissance Home Equity Loan Trust 2003-2, 4.777% due 8/25/2033	516,965
6,177,851	Renaissance Home Equity Loan Trust 2004-3, 5.284% due 11/25/2034	5,639,254
13,363,530	Renaissance Home Equity Loan Trust 2005-1, 5.405% due 5/25/2035	4,347,797
4,846,736	Renaissance Home Equity Loan Trust 2005-2, 5.101% due 8/25/2035	1,549,974
1,251,685	RFMSI Series 2005-SA1 Trust, 3.549% due 3/25/2035 (a)	581,339
535,159	SASCO Mortgage Loan Trust 2003-GEL1, 5.828% due 10/25/2033, 1M Libor + 4.50%	420,629
158,428	Saxon Asset Securities Trust 2003-3, 4.364% due 12/25/2033, 1M Libor + 2.93%	135,480
2,149,653	Saxon Asset Securities Trust 2005-2, 2.576% due 10/25/2035, 1M Libor + 0.71%	1,354,495
5,200,000	Saxon Asset Securities Trust 2005-4, 2.491% due 11/25/2037, 1M Libor + 0.62%	2,445,306
9,878,329	Saxon Asset Securities Trust 2006-2, 2.192% due 9/25/2036, 1M Libor + 0.32%	3,868,785
8,000,000	Saxon Asset Securities Trust 2006-2, 2.171% due 9/25/2036, 1M Libor + 0.30%	6,305,992
10,000,929	Saxon Asset Securities Trust 2007-3, 2.771% due 9/25/2047, 1M Libor + 0.90%	1,347,539
21,892,000	Saxon Asset Securities Trust 2007-3, 2.671% due 9/25/2047, 1M Libor + 0.80%	14,062,876
1,062,038	Securitized Asset Backed Receivables LLC Trust 2005-OP1, 3.701% due 1/25/2035, 1M Libor + 1.83%	960,448
10,318,472	Securitized Asset Backed Receivables LLC Trust 2005-OP2, 2.541% due 10/25/2035, 1M Libor + 0.67%	622,817
7,602,000	Securitized Asset Backed Receivables LLC Trust 2005-OP2, 2.512% due 10/25/2035, 1M Libor + 0.64%	4,269,089
2,500,000	Securitized Asset Backed Receivables LLC Trust 2006-OP1, 3.071% due 10/25/2035, 1M Libor + 1.20%	1,299,990
1,727,305	Security National Mortgage Loan Trust adj%, 2.271% due 2/25/2035, 144A	1,489,720
1,500,000	Security National Mortgage Loan Trust 2005-2, 7.072% due 2/25/2035, 144A (a)	1,090,106
1,120,300	Sequoia Mortgage Trust 2003-3 2.797% due 7/20/2033, 1M Libor + 0.98%	853,753
2,531,212	Sequoia Mortgage Trust 2004-10, 2.572% due 11/20/2034, 1M Libor + 0.75%	2,138,101
28,346,127	Sequoia Mortgage Trust 2004-10, 0.485% due 11/20/2034 (a)	252,218
5,879,000	SG Mortgage Securities Trust 2005-OPT1, 2.462% due 10/25/2035, 1M Libor + 0.59%	3,888,272
1,415,765	Soundview Home Loan Trust 2005-1, 3.822% due 4/25/2035, 1M Libor + 1.95%	1,327,191
1,300,715	Soundview Home Loan Trust 2005-A, 3.221% due 4/25/2035, 1M Libor + 1.35%	1,270,794
5,321,456	Soundview Home Loan Trust 2005-OPT1, 2.922% due 6/25/2035, 1M Libor + 1.05%	1,893,276
4,542,879	Soundview Home Loan Trust 2005-OPT1, 2.697% due 6/25/2035, 1M Libor + 0.83%	3,103,208
8,802,000	Soundview Home Loan Trust 2005-OPT2, 2.846% due 8/25/2035, 1M Libor + 0.98%	5,255,446
1,787,500	Soundview Home Loan Trust 2005-OPT3, 2.552% due 11/25/2035, 1M Libor + 0.68%	645,555
7,258,243	Soundview Home Loan Trust 2005-OPT4, 2.422% due 12/25/2035, 1M Libor + 0.55%	2,406,909
9,891,850	Soundview Home Loan Trust 2006-1, 2.282% due 2/25/2036, 1M Libor + 0.41%	3,253,059
1,479,343	Soundview Home Loan Trust 2006-EQ1, 2.122% due 10/25/2036, 1M Libor + 0.25%	710,340
5,000,000	Soundview Home Loan Trust 2006-OPT1, 2.216% due 3/25/2036, 1M Libor + 0.35%	2,908,134
36,982,345	Soundview Home Loan Trust 2006-OPT2, 2.171% due 5/25/2036, 1M Libor + 0.30%	19,877,966

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018

Principal ($)		Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 92.3%
53,058,955	Soundview Home Loan Trust 2006-OPT5, 2.122% due 7/25/2036, 1M Libor + 0.25%	$25,892,101
4,624,328	Specialty Underwriting & Residential Finance Trust Series 2006-AB1, 2.261% due 12/25/2036, 1M Libor + 0.39%	1,551,262
24,899,390	Specialty Underwriting & Residential Finance Trust Series 2006-BC3, 2.022% due 6/25/2037, 1M Libor + 0.15%	16,341,398
2,213,650	Structured Asset Investment Loan Trust 2004-BNC2, 3.597% due 12/25/2034, 1M Libor + 1.73%	1,815,091
23,601,051	Structured Asset Investment Loan Trust 2005-1, 3.012% due 2/25/2035, 1M Libor + 1.14%, 144A	15,114,418
11,079,751	Structured Asset Investment Loan Trust 2005-6, 2.846% due 7/25/2035, 1M Libor + 0.98%	7,376,893
9,644,796	Structured Asset Investment Loan Trust 2005-8, 2.621% due 10/25/2035, 1M Libor + 0.75%	5,530,044
3,669,270	Structured Asset Investment Loan Trust 2005-9, 2.321% due 11/25/2035, 1M Libor + 0.45%	2,002,087
3,331,267	Structured Asset Investment Loan Trust 2005-HE2, 2.652% due 7/25/2035, 1M Libor + 0.78%	2,219,946
35,000,000	Structured Asset Investment Loan Trust 2005-HE3, 2.607% due 9/25/2035, 1M Libor + 0.74%	28,677,148
325,581	Structured Asset Mortgage Investments II Trust 2004-AR5, 2.957% due 10/19/2034 (a)	317,762
3,170,657	Structured Asset Mortgage Investments Trust 2002-AR4, 2.320% due 2/19/2033, 1M Libor + 0.83%	2,352,937
6,876,000	Structured Asset Securities adj%, 2.822% due 2/25/2036	4,405,743
2,209,407	Structured Asset Securities Corp 2005-NC1, 3.171% due 2/25/2035, 1M Libor + 1.30%	1,090,016
1,628,177	Structured Asset Securities Corp 2005-RMS1, 2.621% due 2/25/2035, 1M Libor + 0.75%	1,282,806
288,100	Structured Asset Securities Corp 2005-WF1, 3.777% due 2/25/2035, 1M Libor + 1.91%	244,682
1,876,560	Structured Asset Securities Corp Mortgage Loan Trust 2005-WF3, 5.622% due 7/25/2035, 1M Libor + 3.75%, 144A	1,190,379
3,500,000	Structured Asset Securities Corp Mortgage Loan Trust 2005-WF4, 4.372% due 11/25/2035, 1M Libor + 2.50%	1,699,202
5,454,192	Structured Asset Securities Corp Mortgage Loan Trust 2006-GEL1, 4.121% due 11/25/2035, M Libor + 2.25%, 144A	4,305,919
19,586,148	Structured Asset Securities Corp Mortgage Loan Trust 2006-OPT1, 2.171% due 4/25/2036, 1M Libor + 0.30%	13,722,420
4,480,402	Structured Asset Securities Corp Mortgage Loan Trust 2006-W1, 2.171% due 8/25/2046, 1M Libor + 0.30%, 144A	1,541,089
7,988,000	Terwin Mortgage Trust 2006-1, 2.361% due 1/25/2037, 1M Libor + 0.49%, 144A	4,881,745
10,919,541	Terwin Mortgage Trust 2006-5, 2.231% due 7/25/2037, 1M Libor + 0.36%, , 144A	8,251,840
7,425,000	Terwin Mortgage Trust 2006-7, 2.141% due 7/25/2037, 1M Libor + 0.27%, , 144A	5,157,614
3,551,000	Terwin Mortgage Trust 2007-QHL1, 3.372% due 10/25/2038, 1M Libor + 1.50%, , 144A	3,046,260
2,962,720	Terwin Mortgage Trust Series TMTS 2005-6HE, 3.071% due 4/25/2036, 1M Libor + 1.20%	2,286,304
888,261	Thornburg Mortgage Securities Trust 2004-2, 2.872% due 6/25/2044, 1M Libor + 1.00%	571,925
757,000	Truman Capital Mortgage Loan Trust, 5.371% due 3/25/2037, 144A	767,396
262,158	WaMu Mortgage Pass-Through Certificates Series 2002-AR17 Trust, 2.027% due 11/25/2042, Cost Of Funds 11th District + 1.25%	256,416
2,196,425	WaMu Mortgage Pass-Through Certificates Series 2003-AR10 Trust, 3.449% due 10/25/2033 (a)	1,638,255
3,656,770	WaMu Mortgage Pass-Through Certificates Series 2005-AR4 Trust, 3.226% due 4/25/2035 (a)	3,072,845
3,071,849	Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE1 Trust, 2.231% due 4/25/2036, 1M Libor + 0.36%	1,123,420
7,503,524	Wells Fargo Home Equity Asset-Backed Securities 2005-4 Trust, 2.321% due 5/25/2036, 1M Libor + 0.45%	5,070,315
11,155,583	Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust, 2.221% due 7/25/2036, 1M Libor + 0.35%	4,636,297
11,787,298	Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, 2.141% due 1/25/2037, 1M Libor + 0.17%	8,591,172
396,100	Wells Fargo Mortgage Backed Securities 2004-BB Trust, 3.722% due 1/25/2035 (a)	398,520
52,826	Wells Fargo Mortgage Backed Securities 2005-4 Trust, 2.472% due 4/25/2035, 1M Libor + 0.60%	52,064
3,805,411	Wells Fargo Mortgage Backed Securities 2005-AR9 Trust, 3.737% due 6/25/2035 (a)	3,310,523
24,399	Wells Fargo Mortgage Backed Securities 2005-AR12 Trust, 3.562% due 6/25/2034 (a)	24,232
	TOTAL NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $1,490,263,356)	1,571,388,423

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018

Principal ($)		Value
	PRIVATE PLACEMENT - 0.1%
1,900,000	AMUR Finance Company, Inc. 18.000% due 7/31/2018 ** + (Cost $1,900,000)	$1,898,366

Shares
	REAL ESTATE INVESTMENT TRUSTS - 0.2%
141,930	American Homes 4 Rent (Cost $2,758,402)	2,849,954

	SHORT-TERM INVESTMENTS - 1.5%
	MONEY MARKET FUND - 1.5%
25,729,537	Federated Treasury Obligations Fund, Institutional Shares to yield 0.93%* (Cost $25,729,537)	25,729,537

Principal ($)
	U.S. TREASURY NOTES - 4.4%
60,000,000	United States Treasury Note, 2.250% due 2/15/2021	59,770,313
5,000,000	United States Treasury Note, 2.125% due 12/31/2022	4,903,711
10,000,000	United States Treasury Note, 2.375% due 1/31/2023	9,917,969
	TOTAL U.S. TREASURY NOTES (Cost $74,603,395)	74,591,993

	TOTAL INVESTMENTS - 99.0% (Cost $1,604,976,473)	$1,685,834,587
	OTHER ASSETS LESS LIABILITIES - 1.0%	16,940,698
	NET ASSETS - 100.0%	$1,702,775,285

(a)	Variable rate security.

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2018.

**	Illiquid security. Total illiquid securities represents 0.11% of net assets as of March 31, 2018.

+	Fair Valued by the Board of Trustees in good faith.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At March 31, 2018, 144A securities amounted to $157,733,156 or 9.26% of net assets and are deemed liquid by the Board of Trustees.

See accompanying notes to financial statements.

AlphaCentric Hedged Market Opportunity Fund (HMXAX, HMXCX, HMXIX)

PORTFOLIO OF INVESTMENTS

March 31, 2018

		Notional
	Contracts	Amount	Exercise Price	Expiration	Value
PURCHASED CALL OPTIONS - 0.0%
S&P500 E-MINI 1st week	20	$2,950,000	$2,950.00	4/6/2018	$50
S&P500 E-MINI 3rd week	40	5,800,000	2,900.00	4/20/2018	800
S&P500 E-MINI 3rd week	60	8,775,000	2,925.00	4/20/2018	750
TOTAL PURCHASED CALL OPTIONS (Cost $4,350)					1,600

PURCHASED PUT OPTIONS - 1.2%
ProShares Ultra VIX Short-Term Futures ETF	30	42,000	14.00	4/30/2018	1,020
S&P E-MINI 1st week	40	4,750,000	2,375.00	4/6/2018	1,500
S&P E-MINI 1st week	37	4,578,750	2,475.00	4/6/2018	3,145
S&P E-MINI 1st week	20	2,555,000	2,555.00	4/6/2018	6,500
S&P E-MINI 1st week	3	390,000	2,600.00	4/6/2018	2,190
S&P E-MINI 3rd week	60	6,825,000	2,275.00	5/18/2018	22,800
S&P E-MINI 3rd week	60	6,900,000	2,300.00	5/18/2018	25,800
S&P E-MINI 3rd week	20	2,350,000	2,350.00	5/18/2018	11,300
S&P E-MINI 3rd week	20	2,375,000	2,375.00	5/18/2018	13,100
S&P500 E-MINI Option	40	4,600,000	2,300.00	4/30/2018	7,400
S&P500 E-MINI Option	100	11,625,000	2,325.00	4/30/2018	21,500
S&P500 E-MINI Option	120	14,400,000	2,400.00	4/30/2018	42,600
TOTAL PURCHASED PUT OPTIONS (Cost $239,787)					158,855

TOTAL PURCHASED OPTIONS (Cost $244,137)					160,455

Shares		Value
	SHORT-TERM INVESTMENTS - 87.0%
	MONEY MARKET FUND - 7.1%
896,188	Fidelity Investments Money Market Treasury Portfolio - Class I to yield 0.97% *	896,188

Principal ($)		Value
	U.S. GOVERNMENT TREASURY OBLIGATIONS ^ - 79.9%
250,000	United States Treasury Bill, 0.000% due 7/19/2018	249,105
300,000	United States Treasury Bill, 0.000% due 8/16/2018	298,516
3,700,000	United States Treasury Bill, 0.000% due 9/13/2018	3,677,165
1,000,000	United States Treasury Bill, 0.000% due 11/8/2018	990,456
2,000,000	United States Treasury Bill, 0.000% due 12/6/2018 #	1,976,898
3,000,000	United States Treasury Bill, 0.000% due 1/3/2019 #	2,955,668
		10,147,808

	TOTAL SHORT- TERM INVESTMENTS (Cost $11,048,625)	11,043,996

	TOTAL INVESTMENTS - 88.2% (Cost $11,292,762)	$11,204,451
	OPTIONS WRITTEN - (1.8) % (Proceeds - $388,937)	(161,275)
	OTHER ASSETS LESS LIABILITIES - 13.6%	1,654,191
	NET ASSETS - 100%	$12,697,367

See accompanying notes to financial statements.

AlphaCentric Hedged Market Opportunity Fund (HMXAX, HMXCX, HMXIX)

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018

		Notional
	Contracts	Amount	Exercise Price	Expiration	Value
WRITTEN CALL OPTIONS - (0.1)%
E-MINI SP M Week	20	$2,745,000	$2,745.00	4/2/2018	$50
S&P E-MINI 1st week	60	8,325,000	2,775.00	4/6/2018	1,650
S&P E-MINI 1st week	20	2,790,000	2,790.00	4/6/2018	350
S&P E-MINI 1st week	20	2,900,000	2,900.00	4/6/2018	50
S&P E-MINI 3rd week	40	5,650,000	2,825.00	4/20/2018	3,200
S&P E-MINI 3rd week	60	8,625,000	2,875.00	4/20/2018	1,800
TOTAL WRITTEN CALL OPTIONS (Proceeds $21,500)					7,100

WRITTEN PUT OPTIONS - (1.7)%
E-MINI SP M Week	80	9,500,000	2,375.00	4/4/2018	1,600
E-MINI SP M Week	80	9,600,000	2,400.00	4/4/2018	1,800
E-MINI SP M Week	140	16,800,000	2,400.00	4/2/2018	350
S&P E-MINI 1st week	220	26,400,000	2,400.00	4/6/2018	9,350
S&P E-MINI 1st week	125	15,781,250	2,525.00	4/6/2018	23,438
S&P E-MINI 1st week	77	9,817,500	2,550.00	4/6/2018	22,715
S&P E-MINI 1st week	3	386,250	2,575.00	4/6/2018	1,410
S&P E-MINI 2nd week	40	5,000,000	2,500.00	4/13/2018	14,600
S&P E-MINI 3rd week	60	7,425,000	2,475.00	4/20/2018	27,000
S&P E-MINI 3rd week	20	2,500,000	2,500.00	4/20/2018	11,400
S&P E-MINI 3rd week	40	5,100,000	2,550.00	4/20/2018	37,400
S&P500 E-MINI Option	15	1,740,000	2,320.00	4/30/2018	3,112
TOTAL WRITTEN PUT OPTIONS (Proceeds $367,437)					154,175

TOTAL WRITTEN OPTIONS (Proceeds $388,937)					161,275

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2018.

^	Zero Coupon Bonds.

#	All or a portion of this investment is segregated as collateral for option contracts.

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund (GNXAX, GNXCX, GNXIX)

PORTFOLIO OF INVESTMENTS

March 31, 2018

Shares		Value
	COMMON STOCKS - 90.9%
	ELECTRICAL EQUIPMENT - 19.8%
14,401	Allied Motion Technologies, Inc.	$572,440
16,503	Cognex Corp.	857,991
80,000	Hitachi Ltd.	574,029
1,300	Keyence Corp.	800,658
39,400	Mitsubishi Electric Corp.	629,622
13,273	Novanta, Inc. *	692,187
8,512	Renishaw PLC	538,045
5,005	Rockwell Automation, Inc.	871,871
		5,536,843
	MACHINERY - 34.2%
38,763	ATS Automation Tooling Systems, Inc. *	531,873
9,289	Cargotec Oyj	494,206
15,600	Daifuku Co Ltd.	907,983
3,300	FANUC Corp.	824,457
500,000	Fastbrick Robotics Limited *	57,529
17,500	Harmonic Drive Systems, Inc.	965,914
5,584	John Bean Technologies Corp.	633,226
5,689	Kardex AG	768,752
8,093	KION Group AG	753,854
5,030	Krones AG	676,764
7,144	KUKA AG	809,195
13,600	Omron Corp.	781,345
18,700	Yaskawa Electric Corp.	829,939
32,800	Yushin Precision Equipment Co., Ltd.	523,690
		9,558,727
	MANUFACTURED GOODS - 3.8%
94,000	Nachi-Fujikoshi Corp.	561,260
12,300	THK Co Ltd.	500,212
		1,061,472
	MEDICAL EQUIPMENT & DEVICES - 25.0%
126,102	Accuray, Inc. *	630,510
568,543	Corindus Vascular Robotics, Inc. *	778,904
40,300	CYBERDYNE, Inc. *	569,164
12,317	Globus Medical, Inc. *	613,633
2,001	Intuitive Surgical, Inc. *	826,073
10,054	Mazor Robotics Ltd. * - ADR	616,913
113,743	Restoration Robotics, Inc. *	708,619
36,286	Smith & Nephew PLC	677,506
3,366	Tecan Group AG	710,741
502,196	TransEnterix, Inc. *	853,733
		6,985,796

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund (GNXAX, GNXCX, GNXIX)

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018

Shares		Value
	SEMICONDUCTORS - 3.1%
31,737	Brooks Automation, Inc.	$859,438

	SOFTWARE - 5.0%
44,639	Nuance Communications, Inc. *	703,064
15,841	Omnicell, Inc. *	687,499
		1,390,563

	TOTAL COMMON STOCKS (Cost $25,480,978)	25,392,839

	SHORT-TERM INVESTMENT - 4.7%
	MONEY MARKET FUND - 4.7%
1,317,103	Fidelity Investments Money Market Government Portfolio -
	Institutional Class to yield 1.02% ** (Cost $1,317,103)	1,317,103

	TOTAL INVESTMENTS - 95.6% (Cost $26,798,081)	$26,709,942
	OTHER ASSETS LESS LIABILITIES - 4.4%	1,236,515
	NET ASSETS - 100%	$27,946,457

*	Non-income producing security

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2018.

ADR - American depositary receipt

See accompanying notes to financial statements.

AlphaCentric Funds

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2018

			AlphaCentric	AlphaCentric
	AlphaCentric	AlphaCentric	Income	Hedged Market	AlphaCentric
	Asset Rotation	Bond Rotation	Opportunities	Opportunity	Global
	Fund	Fund	Fund	Fund	Innovations Fund
ASSETS
Investment securities:
Investments, at cost	$12,631,245	$9,738,126	$1,604,976,473	$11,292,762	$26,798,081
Investments, at value	$12,078,740	$9,776,055	$1,685,834,587	$11,204,451	$26,709,942
Cash	—	—	—	209,910	—
Cash at broker for options	—	—	—	1,406,010	—
Receivable for securities sold	—	—	679,231	—	1,783,642
Receivable for Fund shares sold	—	—	24,831,857	13,041	19,154
Dividends and interest receivable	206	117	1,943,092	254	61,219
Amount due from related party	—	—	—	43,230	—
Prepaid expenses and other assets	10,337	2,128	102,275	19,488	37,569
TOTAL ASSETS	12,089,283	9,778,300	1,713,391,042	12,896,384	28,611,526

LIABILITIES
Payable for investments purchased	—	—	7,515,967	—	589,039
Due to Custodian	—	—	13,147	—	—
Options Written (Proceeds $388,937)	—	—	—	161,275	—
Payable for Fund shares repurchased	32,928	3,800	922,567	—	35,208
Management fees payable	5,786	4,047	1,774,524	11,418	14,263
Distribution (12b-1) fees payable	18,694	2,810	144,028	—	4,615
Administration fees payable	500	400	71,232	568	645
Fees payable to other related parties	3,850	1,113	53,226	1,733	1,214
Accrued Trustees fees and expenses	1,494	1,455	1,933	2,869	1,277
Accrued expenses and other liabilities	21,702	19,086	119,133	21,154	18,808
TOTAL LIABILITIES	84,954	32,711	10,615,757	199,017	665,069
NET ASSETS	$12,004,329	$9,745,589	$1,702,775,285	$12,697,367	$27,946,457

Composition of Net Assets:
Paid in capital	$19,317,640	$10,311,743	$1,640,413,560	$15,749,817	$27,471,844
Accumulated undistributed net investment income (loss)	251,926	—	—	(37,795)	—
Accumulated net realized gain (loss) from security transactions, option contracts, and foreign currency translations	(7,012,732)	(604,083)	(18,496,389)	(3,154,006)	562,739
Net unrealized appreciation (depreciation) on investments, option contracts and foreign currency translations	(552,505)	37,929	80,858,114	139,351	(88,126)
NET ASSETS	$12,004,329	$9,745,589	$1,702,775,285	$12,697,367	$27,946,457

See accompanying notes to financial statements.

AlphaCentric Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2018

					AlphaCentric		AlphaCentric
	AlphaCentric		AlphaCentric		Income		Hedged Market		AlphaCentric
	Asset Rotation		Bond Rotation		Opportunities		Opportunity		Global
	Fund		Fund		Fund		Fund		Innovations Fund
Net Asset Value Per Share:
Class A Shares (ROTAX, BDRAX, IOFAX, HMXAX, GNXAX):
Net Assets	$8,164,711		$9,496,664		$293,711,538		$3,073,443		$13,178,378
Shares of beneficial interest outstanding (a)	854,292		1,000,808		24,012,747		188,987		1,053,973
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.56		$9.49		$12.23		$16.26	(d)	$12.50
Maximum offering price per share
	$10.14	(b)	$9.96	(c)	$12.84	(c)	$17.25	(b)(d)	$13.27	(b)(d)

Class C Shares (ROTCX, BDRCX, IOFCX, HMXCX, GNXCX):
Net Assets	$667,307		$957		$56,958,754		$191,398		$212,068
Shares of beneficial interest outstanding (a)	69,262		100		4,670,516		11,890		17,065
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$9.63	(d)	$9.57		$12.20	(d)	$16.10	(d)	$12.43

Class I Shares (ROTIX, BDRIX, IOFIX, HMXIX, GNXIX):
Net Assets	$3,172,311		$247,968		$1,352,104,993		$9,432,526		$14,556,011
Shares of beneficial interest outstanding (a)	332,760		26,098		110,410,349		574,446		1,161,192
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$9.53		$9.50		$12.25	(d)	$16.42	(d)	$12.54

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

(d)	The Net Asset Value (“NAV”) and offering price shown above differs from the traded NAV on March 29, 2018 due to financial statement adjustments.

See accompanying notes to financial statements.

AlphaCentric Funds

STATEMENTS OF OPERATIONS

For the Year and Period Ended March 31, 2018

			AlphaCentric	AlphaCentric
	AlphaCentric	AlphaCentric	Income	Hedged Market	AlphaCentric
	Asset Rotation	Bond Rotation	Opportunities	Opportunity	Global Innovations
	Fund	Fund	Fund	Fund	Fund *
INVESTMENT INCOME
Dividends (AGIF: Tax witholding of $6,813)	$448,110	$292,585	$936	$—	$71,171
Interest	3,365	5,991	76,841,606	176,618	10,396
TOTAL INVESTMENT INCOME	451,475	298,576	76,842,542	176,618	81,567

EXPENSES
Management fees	170,495	93,304	17,487,346	312,725	114,091
Distribution (12b-1) fees:
Class A	22,916	18,030	554,265	5,330	11,706
Class C	7,272	11	398,143	1,571	807
Registration fees	39,907	6,664	43,343	19,801	11,382
MFund service fees	14,279	9,523	439,003	16,357	7,315
Administrative fees	10,566	8,155	749,085	18,245	13,482
Audit fees	13,716	13,690	46,401	13,724	15,976
Shareholder servicing fees	13,908	6,492	703,300	10,695	2,486
Compliance officer fees	11,059	10,822	42,330	8,375	11,326
Legal fees	10,826	9,134	16,048	9,975	9,094
Trustees fees and expenses	9,693	9,448	11,529	11,175	8,971
Custodian fees	2,284	3,019	101,063	5,658	14,622
Printing and postage expenses	1,863	1,863	81,571	5,221	6,910
Insurance expense	—	46	2,881	170	946
Line of Credit fees	—	—	348,949	—	—
Broker expense	—	—	—	81,201	—
Other expenses	1,123	1,745	45,095	3,067	3,354
TOTAL EXPENSES	329,907	191,946	21,070,352	523,290	232,468
Less: Fees waived by the Manager	(130,690)	(81,215)	(2,347,888)	(79,551)	(90,760)
NET EXPENSES	199,217	110,731	18,722,464	443,739	141,708

NET INVESTMENT INCOME (LOSS)	252,258	187,845	58,120,078	(267,121)	(60,141)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	2,134,741	(12,358)	(16,589,855)	(1,841)	930,978
Foreign Currencies Translation	—	—	—	—	(17,088)
Options Purchased	—	—	—	6,413,454	—
Options Written	—	—	—	(8,866,106)	—
	2,134,741	(12,358)	(16,589,855)	(2,454,493)	913,890
Net change in unrealized appreciation (depreciation) on:
Investments	(710,469)	(61,790)	67,478,011	(4,631)	(88,139)
Foreign Currencies Translation	—	—	—	—	13
Options Purchased	—	—	—	(18,460)	—
Options Written	—	—	—	115,173	—
	(710,469)	(61,790)	67,478,011	92,082	(88,126)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	1,424,272	(74,148)	50,888,156	(2,362,411)	825,764

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,676,530	$113,697	$109,008,234	$(2,629,532)	$765,623

*	AlphaCentric Global Innovations Fund commenced operations as a series of Mutual Fund Series Trust on May 31, 2017.

AGIF - AlphaCentric Global Innovations Fund

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
FROM OPERATIONS
Net investment income	$252,258	$287,307
Net realized gain (loss) from investments	2,134,741	(277,694)
Net change in unrealized depreciation on investments	(710,469)	(599,509)
Net increase (decrease) in net assets resulting from operations	1,676,530	(589,896)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A (ROTAX)	(189,296)	(356,306)
Class C (ROTCX)	(5,018)	(12,793)
Class I (ROTIX)	(93,255)	(260,510)
Total distributions to shareholders	(287,569)	(629,609)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (ROTAX)	948,708	1,299,682
Class C (ROTCX)	47,114	26,400
Class I (ROTIX)	34,045	472,249
Net asset value of shares issued in reinvestment of distributions:
Class A (ROTAX)	188,158	353,894
Class C (ROTCX)	4,941	12,719
Class I (ROTIX)	85,721	249,152
Payments for shares repurchased:
Class A (ROTAX)	(4,496,400)	(9,050,335)
Class C (ROTCX)	(309,464)	(1,400,464)
Class I (ROTIX)	(1,717,862)	(9,361,743)
Net decrease in net assets from shares of beneficial interest	(5,215,039)	(17,398,446)

TOTAL DECREASE IN NET ASSETS	(3,826,078)	(18,617,951)

NET ASSETS
Beginning of Year	15,830,407	34,448,358
End of Year *	$12,004,329	$15,830,407
*Includes accumulated undistributed net investment income of:	$251,926	$287,237

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
SHARE ACTIVITY
Class A (ROTAX):
Shares Sold	99,070	150,271
Shares Reinvested	19,579	41,881
Shares Repurchased	(485,719)	(1,047,987)
Net decrease in shares of beneficial interest outstanding	(367,070)	(855,835)

Class C (ROTCX):
Shares Sold	5,002	3,097
Shares Reinvested	509	1,503
Shares Repurchased	(33,763)	(163,416)
Net decrease in shares of beneficial interest outstanding	(28,252)	(158,816)

Class I (ROTIX):
Shares Sold	3,617	54,513
Shares Reinvested	8,948	29,555
Shares Repurchased	(187,149)	(1,084,965)
Net decrease in shares of beneficial interest outstanding	(174,584)	(1,000,897)

See accompanying notes to financial statements.

AlphaCentric Bond Rotation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
FROM OPERATIONS
Net investment income	$187,845	$207,838
Net realized loss from investments	(12,358)	(31,266)
Net change in unrealized depreciation on investments	(61,790)	(67,615)
Net increase in net assets resulting from operations	113,697	108,957

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A (BDRAX)	(182,461)	(204,480)
Class C (BDRCX)	(17)	(592)
Class I (BDRIX)	(7,012)	(6,008)
Total distributions to shareholders	(189,490)	(211,080)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (BDRAX)	5,579,255	593,345
Class C (BDRCX)	—	—
Class I (BDRIX)	—	200,000
Net asset value of shares issued in reinvestment of distributions:
Class A (BDRAX)	182,461	204,479
Class C (BDRCX)	—	576
Class I (BDRIX)	—	60
Payments for shares repurchased:
Class A (BDRAX)	(2,824,115)	(3,930,990)
Class C (BDRCX)	—	(68,644)
Class I (BDRIX)	—	(11,868)
Net increase (decrease) in net assets from shares of beneficial interest	2,937,601	(3,013,042)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,861,808	(3,115,165)

NET ASSETS
Beginning of Year	6,883,781	9,998,946
End of Year *	$9,745,589	$6,883,781
*Includes accumulated undistributed net investment income (loss) of:	$—	$—

See accompanying notes to financial statements.

AlphaCentric Bond Rotation Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
SHARE ACTIVITY
Class A (BDRAX):
Shares Sold	580,666	63,090
Shares Reinvested	19,008	21,717
Shares Repurchased	(295,735)	(418,068)
Net increase (decrease) in shares of beneficial interest outstanding	303,939	(333,261)

Class C (BDRCX):
Shares Reinvested	—	61
Shares Repurchased	—	(7,409)
Net decrease in shares of beneficial interest outstanding	—	(7,348)

Class I (BDRIX):
Shares Sold	—	21,198
Shares Reinvested	—	7
Shares Repurchased	—	(1,243)
Net increase in shares of beneficial interest outstanding	—	19,962

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
FROM OPERATIONS
Net investment income	$58,120,078	$9,677,443
Net realized gain (loss) from investments	(16,589,855)	741,982
Net change in unrealized appreciation on investments	67,478,011	13,406,672
Net increase in net assets resulting from operations	109,008,234	23,826,097

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A (IOFAX)	(10,923,758)	(2,473,720)
Class C (IOFCX)	(1,675,771)	(352,041)
Class I (IOFIX)	(47,100,706)	(8,423,436)
From return of capital:
Class A (IOFAX)	—	(73,226)
Class C (IOFCX)	—	(13,854)
Class I (IOFIX)	—	(280,497)
Total distributions to shareholders	(59,700,235)	(11,616,774)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (IOFAX)	292,552,394	103,969,137
Class C (IOFCX)	41,838,646	17,942,269
Class I (IOFIX)	1,419,367,342	323,603,927
Net asset value of shares issued in reinvestment of distributions:
Class A (IOFAX)	9,261,743	2,387,969
Class C (IOFCX)	1,500,260	305,660
Class I (IOFIX)	33,315,640	6,448,490
Redemption fee proceeds:
Class A (IOFAX)	—	85
Class C (IOFCX)	—	10
Class I (IOFIX)	—	216
Payments for shares repurchased:
Class A (IOFAX)	(128,555,776)	(27,126,469)
Class C (IOFCX)	(6,816,741)	(1,185,823)
Class I (IOFIX)	(512,176,856)	(37,219,900)
Net increase in net assets from shares of beneficial interest	1,150,286,652	389,125,571

TOTAL INCREASE IN NET ASSETS	1,199,594,651	401,334,894

NET ASSETS
Beginning of Year	503,180,634	101,845,740
End of Year *	$1,702,775,285	$503,180,634
*Includes accumulated undistributed net investment income (loss) of:	$—	$—

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
SHARE ACTIVITY
Class A (IOFAX):
Shares Sold	24,315,242	9,204,729
Shares Reinvested	763,445	212,449
Shares Repurchased	(10,642,448)	(2,421,481)
Net increase in shares of beneficial interest outstanding	14,436,239	6,995,697

Class C (IOFCX):
Shares Sold	3,482,966	1,599,616
Shares Reinvested	124,053	27,123
Shares Repurchased	(561,372)	(106,287)
Net increase in shares of beneficial interest outstanding	3,045,647	1,520,452

Class I (IOFIX):
Shares Sold	116,923,704	28,660,547
Shares Reinvested	2,743,504	571,279
Shares Repurchased	(41,946,761)	(3,356,265)
Net increase in shares of beneficial interest outstanding	77,720,447	25,875,561

See accompanying notes to financial statements.

AlphaCentric Hedged Market Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2018	March 31, 2017 **
FROM OPERATIONS
Net investment loss	$(267,121)	$(70,166)
Net realized gain (loss) from investments, options contracts and foreign currency translations	(2,454,493)	219,656
Net change in unrealized appreciation on investments, options contracts and foreign currency translations	92,082	47,269
Net increase (decrease) in net assets resulting from operations	(2,629,532)	196,759

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A (HMXAX)	(78,379)	(1,872)
Class C (HMXCX)	(6,284)	(2)
Class I (HMXIX)	(532,319)	(9,131)
Total distributions to shareholders	(616,982)	(11,005)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (HMXAX)	3,072,914	1,943,989
Class C (HMXCX)	169,090	74,284
Class I (HMXIX)	16,669,895	10,502,898
Net asset value of shares issued in reinvestment of distributions:
Class A (HMXAX)	76,316	1,871
Class C (HMXCX)	5,844	—
Class I (HMXIX)	408,478	7,618
Payments for shares repurchased:
Class A (HMXAX)	(1,493,450)	(75,035)
Class C (HMXCX)	(25,721)	—
Class I (HMXIX)	(15,476,141)	(147,953)
Capital Contribution: (Note 3)
Class A (HMXAX)	5,165	—
Class C (HMXCX)	381	—
Class I (HMXIX)	37,684	—
Net increase in net assets from shares of beneficial interest	3,450,455	12,307,672

TOTAL INCREASE IN NET ASSETS	203,941	12,493,426

NET ASSETS
Beginning of Period	12,493,426	—
End of Period *	$12,697,367	$12,493,426
* Includes accumulated undistributed net investment loss of:	$(37,795)	$—

**	AlphaCentric Hedged Market Opportunity Fund Class A, C and I commenced operations on September 30, 2016.

See accompanying notes to financial statements.

AlphaCentric Hedged Market Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	March 31, 2018	March 31, 2017 **
SHARE ACTIVITY
Class A (HMXAX):
Shares Sold	163,864	106,779
Shares Reinvested	4,103	103
Shares Repurchased	(81,790)	(4,072)
Net increase in shares of beneficial interest outstanding	86,177	102,810

Class C (HMXCX):
Shares Sold	9,042	4,057
Shares Reinvested	317	—
Shares Repurchased	(1,526)	—
Net increase in shares of beneficial interest outstanding	7,833	4,057

Class I (HMXIX):
Shares Sold	892,784	573,596
Shares Reinvested	21,891	417
Shares Repurchased	(906,243)	(7,999)
Net increase in shares of beneficial interest outstanding	8,432	566,014

**	AlphaCentric Hedged Market Opportunity Fund Class A, C and I commenced operations on September 30, 2016.

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
March 31, 2018 **
FROM OPERATIONS
Net investment loss	$(60,141)
Net realized gain from investments and foreign currency translations	913,890
Net change in unrealized depreciation on investments and foreign currency translations	(88,126)
Net increase in net assets resulting from operations	765,623

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A (GNXAX)	(188,872)
Class C (GNXCX)	(2,994)
Class I (GNXIX)	(107,316)
Total distributions to shareholders	(299,182)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (GNXAX)	13,682,603
Class C (GNXCX)	215,100
Class I (GNXIX)	16,099,081
Net asset value of shares issued in reinvestment of distributions:
Class A (GNXAX)	186,090
Class C (GNXCX)	1,414
Class I (GNXIX)	92,637
Payments for shares repurchased:
Class A (GNXAX)	(726,896)
Class C (GNXCX)	(10,156)
Class I (GNXIX)	(2,059,857)
Net increase in net assets from shares of beneficial interest	27,480,016

TOTAL INCREASE IN NET ASSETS	27,946,457

NET ASSETS
Beginning of Period	—
End of Period *	$27,946,457
* Includes accumulated undistributed net investment income (loss) of:	$—

**	AlphaCentric Global Innovations Fund Class A, C and I commenced operations on May 31, 2017.

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Period Ended
March 31, 2018 **
SHARE ACTIVITY
Class A (GNXAX):
Shares Sold	1,095,611
Shares Reinvested	15,546
Shares Repurchased	(57,184)
Net increase in shares of beneficial interest outstanding	1,053,973

Class C (GNXCX):
Shares Sold	17,744
Shares Reinvested	119
Shares Repurchased	(798)
Net increase in shares of beneficial interest outstanding	17,065

Class I (GNXIX):
Shares Sold	1,323,012
Shares Reinvested	7,726
Shares Repurchased	(169,546)
Net increase in shares of beneficial interest outstanding	1,161,192

**	AlphaCentric Global Innovations Fund Class A, C and I commenced operations on May 31, 2017.

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,
Class A (ROTAX)	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$8.67	$8.96	$10.11	$10.00
Activity from investment operations:
Net investment income (2)	0.17	0.09	0.12	0.03
Net realized and unrealized gain (loss) on investments	0.94	(0.15)	(0.96)	0.13	(9)
Total from investment operations	1.11	(0.06)	(0.84)	0.16
Less distributions from:
Net investment income	(0.22)	(0.23)	—	(0.05)
Net realized gains	—	—	(0.31)	—
Total distributions	(0.22)	(0.23)	(0.31)	(0.05)
Net asset value, end of period	$9.56	$8.67	$8.96	$10.11
Total return (3)	12.79%	(0.60)%	(8.38)%	1.55	% (6)
Net assets, at end of period (000s)	$8,165	$10,589	$18,613	$43,358
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	2.45%	2.11%	2.11%	1.98%
Ratio of net expenses to average net assets after expense reimbursement (5)(7)	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)(8)	1.78%	1.09%	1.22%	0.43%
Portfolio Turnover Rate	494%	691%	593%	238	% (6)

(1)	The AlphaCentric Asset Rotation Fund Class A commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Year Ended	Period Ended
	March 31,		March 31,	March 31,	March 31,
Class C (ROTCX)	2018		2017	2016	2015 (1)
Net asset value, beginning of period	$8.67		$8.89	$10.11	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.09		0.03	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	0.94		(0.15)	(0.94)	0.18	(9)
Total from investment operations	1.03		(0.12)	(0.91)	0.15
Less distributions from:
Net investment income	(0.07)		(0.10)	—	(0.04)
Net realized gains	—		—	(0.31)	—
Total distributions	(0.07)		(0.10)	(0.31)	(0.04)
Net asset value, end of period	$9.63		$8.67	$8.89	$10.11
Total return (3)	11.85	% (10)	(1.35)%	(9.08)%	1.47	% (6)
Net assets, at end of period (000s)	$667		$845	$2,279	$1,926
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	3.20%		2.86%	2.86%	2.73%
Ratio of net expenses to average net assets after expense reimbursement or recapture(5)(7)	2.24%		2.24%	2.24%	2.24%
Ratio of net investment income (loss) to average net assets (5)(7)(8)	1.00%		0.33%	0.36%	(0.44)%
Portfolio Turnover Rate	494%		691%	593%	238	% (6)

(1)	The AlphaCentric Asset Rotation Fund Class C shares commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,
Class I (ROTIX)	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$8.66	$8.99	$10.12	$10.00
Activity from investment operations:
Net investment income (2)	0.20	0.12	0.13	0.05
Net realized and unrealized gain (loss) on investments	0.93	(0.17)	(0.95)	0.12	(9)
Total from investment operations	1.13	(0.05)	(0.82)	0.17
Less distributions from:
Net investment income	(0.26)	(0.28)	—	(0.05)
Net realized gains	—	—	(0.31)	—
Total distributions	(0.26)	(0.28)	(0.31)	(0.05)
Net asset value, end of period	$9.53	$8.66	$8.99	$10.12
Total return (3)	13.05%	(0.42)%	(8.18)%	1.72	% (6)
Net assets, at end of period (000s)	$3,172	$4,396	$13,557	$20,840
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	2.20%	1.86%	1.86%	1.73%
Ratio of net expenses to average net assets after expense reimbursement (5)(7)	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets (5)(7)(8)	2.20%	1.44%	1.37%	0.85%
Portfolio Turnover Rate	494%	691%	593%	238	% (6)

(1)	The AlphaCentric Asset Rotation Fund Class I shares commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

See accompanying notes to financial statements.

AlphaCentric Bond Rotation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,
Class A (BDRAX)	2018	2017	2016 (1)
Net asset value, beginning of period	$9.52	$9.58	$10.00
Activity from investment operations:
Net investment income (2)	0.24	0.23	0.15
Net realized and unrealized loss on investments	(0.02)	(0.05)	(0.43)
Total from investment operations	0.22	0.18	(0.28)
Less distributions from:
Net investment income	(0.25)	(0.24)	(0.14)
Total distributions	(0.25)	(0.24)	(0.14)
Net asset value, end of period	$9.49	$9.52	$9.58
Total return (3)	2.27%	1.91%	(2.74	)% (6)
Net assets, at end of period (000s)	$9,497	$6,634	$9,869
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(7)	2.57%	2.62%	2.64%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(7)	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)(8)	2.50%	2.40%	1.82%
Portfolio Turnover Rate	586%	524%	476	% (6)

(1)	The AlphaCentric Bond Rotation Fund Class A shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

AlphaCentric Bond Rotation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,
Class C (BDRCX)	2018	2017	2016 (1)
Net asset value, beginning of period	$9.59	$9.56	$10.00
Activity from investment operations:
Net investment income (2)	0.18	0.13	0.09
Net realized and unrealized gain (loss) on investments	(0.03)	0.06	(0.42)
Total from investment operations	0.15	0.19	(0.33)
Less distributions from:
Net investment income	(0.17)	(0.16)	(0.11)
Total distributions	(0.17)	(0.16)	(0.11)
Net asset value, end of period	$9.57	$9.59	$9.56
Total return (3)	1.54%	2.07%	(3.25	)% (6)
Net assets, at end of period (000s)	$1	$1	$71
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(7)	3.32%	3.37%	3.39%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(7)	2.24%	2.24%	2.24%
Ratio of net investment income to average net assets (5)(7)(8)	1.81%	1.43%	1.18%
Portfolio Turnover Rate	586%	524%	476	% (6)

(1)	The AlphaCentric Bond Rotation Fund Class C shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

AlphaCentric Bond Rotation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,
Class I (BDRIX)	2018	2017	2016 (1)
Net asset value, beginning of period	$9.53	$9.59	$10.00
Activity from investment operations:
Net investment income (2)	0.27	0.26	0.18
Net realized and unrealized loss on investments	(0.03)	(0.06)	(0.43)
Total from investment operations	0.24	0.20	(0.25)
Less distributions from:
Net investment income	(0.27)	(0.26)	(0.16)
Total distributions	(0.27)	(0.26)	(0.16)
Net asset value, end of period	$9.50	$9.53	$9.59
Total return (3)	2.50%	2.15%	(2.48	)% (6)
Net assets, at end of period (000s)	$248	$249	$59
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(7)	2.32%	2.37%	4.39%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(7)	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets (5)(7)(8)	2.83%	2.76%	2.29%
Portfolio Turnover Rate	586%	524%	476	% (6)

(1)	The AlphaCentric Bond Rotation Fund Class I shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class A (IOFAX)	2018		2017	2016 (1)
Net asset value, beginning of period	$11.46		$10.72	$10.00
Activity from investment operations:
Net investment income (2)	0.58		0.50	0.39
Net realized and unrealized gain on investments	0.76		0.78	0.69	(8)
Total from investment operations	1.34		1.28	1.08
Less distributions from:
Net investment income	(0.57)		(0.53)	(0.35)
Return of capital	—		(0.01)	(0.01)
Total distributions	(0.57)		(0.54)	(0.36)
Paid-in-Capital From Redemption Fees	—		0.00 (9)	—
Net asset value, end of period	$12.23		$11.46	$10.72
Total return (3)	11.91%		12.22%	10.82	% (6)
Net assets, at end of period (000s)	$293,712		$109,712	$27,654
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.97	% (10)	2.08%	2.26%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.77	% (10)	1.74%	1.74%
Ratio of net investment income to average net assets (5)(7)	4.79%		4.39%	4.35%
Portfolio Turnover Rate	31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class A shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not

(9)	Less than $0.01

(10)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class C (IOFCX)	2018		2017	2016 (1)
Net asset value, beginning of period	$11.43		$10.71	$10.00
Activity from investment operations:
Net investment income (2)	0.49		0.39	0.34
Net realized and unrealized gain on investments	0.77		0.81	0.68	(8)
Total from investment operations	1.26		1.20	1.02
Less distributions from:
Net investment income	(0.49)		(0.47)	(0.30)
Return of capital	—		(0.01)	(0.01)
Total distributions	(0.49)		(0.48)	(0.31)
Paid-in-Capital From Redemption Fees	—		0.00 (9)	—
Net asset value, end of period	$12.20		$11.43	$10.71
Total return (3)	11.17	% (11)	11.36%	10.19	% (6)
Net assets, at end of period (000s)	$56,959		$18,574	$1,118
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.72	% (10)	2.83%	3.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.52	% (10)	2.49%	2.49%
Ratio of net investment income to average net assets (5)(7)	4.05%		3.42%	3.78%
Portfolio Turnover Rate	31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class C shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not

(9)	Less than $0.01

(10)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class I (IOFIX)	2018		2017	2016 (1)
Net asset value, beginning of period	$11.47		$10.72	$10.00
Activity from investment operations:
Net investment income (2)	0.62		0.52	0.43
Net realized and unrealized gain on investments	0.76		0.80	0.67	(8)
Total from investment operations	1.38		1.32	1.10
Less distributions from:
Net investment income	(0.60)		(0.56)	(0.37)
Return of capital	—		(0.01)	(0.01)
Total distributions	(0.60)		(0.57)	(0.38)
Paid-in-Capital From Redemption Fees	—		0.00 (9)	—
Net asset value, end of period	$12.25		$11.47	$10.72
Total return (3)	12.25	% (11)	12.56%	11.00	% (6)
Net assets, at end of period (000s)	$1,352,105		$374,895	$73,073
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.72	% (10)	1.83%	2.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.52	% (10)	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)	5.06%		4.56%	4.85%
Portfolio Turnover Rate	31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class I shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not

(9)	Less than $0.01

(10)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Hedged Market Opportunity Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class A (HMXAX)	2018		2017 (1)
Net asset value, beginning of period	$18.54		$18.06
Activity from investment operations:
Net investment loss (2)	(0.28)		(0.21)
Net realized and unrealized gain (loss) on investments	(1.44)		0.72	(8)
Total from investment operations	(1.72)		0.51
Less distributions from:
Net realized gains	(0.56)		(0.03)
Total distributions	(0.56)		(0.03)
Net asset value, end of period	$16.26		$18.54
Total return (3)	(9.68	)% (11)(12)	2.82	% (6)
Net assets, at end of period (000s)	$3,073		$1,906
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.07	% (10)	4.32	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.60	% (10)	2.60	% (9)
Ratio of net investment loss to average net assets (5)	(1.54	)% (10)	(2.27	)% (9)
Portfolio Turnover Rate (7)	0%		0	% (6)

(1)	AlphaCentric Hedged Market Opportunity Fund Class A commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(10)	Includes 0.36% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(11)	Includes increase from payments made by affiliated parties of 0.22% for the A shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.90)% for the A shares for March 31, 2018.

(12)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Hedged Market Opportunity Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class C (HMXCX)	2018		2017 (1)
Net asset value, beginning of period	$18.49		$18.06
Activity from investment operations:
Net investment loss (2)	(0.42)		(0.31)
Net realized and unrealized gain (loss) on investments	(1.41)		0.77	(8)
Total from investment operations	(1.83)		0.46
Less distributions from:
Net realized gains	(0.56)		(0.03)
Total distributions	(0.56)		(0.03)
Net asset value, end of period	$16.10		$18.49
Total return (3)	(10.30	)% (11)(12)	2.54	% (6)
Net assets, at end of period (000s)	$191		$75
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.80	% (10)	5.07	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	3.34	% (10)	3.35	% (9)
Ratio of net investment loss to average net assets (5)	(2.29	)% (10)	(3.02	)% (9)
Portfolio Turnover Rate (7)	0%		0	% (6)

(1)	AlphaCentric Hedged Market Opportunity Fund Class C commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(10)	Includes 0.35% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(11)	Includes increase from payments made by affiliated parties of 0.22% for the C shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (10.52)% for the C shares for March 31, 2018.

(12)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Hedged Market Opportunity Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class I (HMXIX)	2018		2017 (1)
Net asset value, beginning of period	$18.57		$18.06
Activity from investment operations:
Net investment loss (2)	(0.28)		(0.19)
Net realized and unrealized gain (loss) on investments	(1.31)		0.73	(8)
Total from investment operations	(1.59)		0.54
Less distributions from:
Net realized gains	(0.56)		(0.03)
Total distributions	(0.56)		(0.03)
Net asset value, end of period	$16.42		$18.57
Total return (3)	(8.94	)% (11)(12)	2.98	% (6)
Net assets, at end of period (000s)	$9,433		$10,512
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.90	% (10)	4.07	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.46	% (10)	2.35	% (9)
Ratio of net investment loss to average net assets (5)	(1.48	)% (10)	(2.02	)% (9)
Portfolio Turnover Rate (7)	0%		0	% (6)

(1)	AlphaCentric Hedged Market Opportunity Fund Class I commenced operations on August 31, 2011 and does not include performance prior to Septemer 30, 2016 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(10)	Includes 0.47% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(11)	Includes increase from payments made by affiliated parties of 0.28% for the I shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.22)% for the I shares for March 31, 2018.

(12)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

Period Ended March 31, 2018	Class A (GNXAX) (1)	Class C (GNXCX) (1)	Class I (GNXIX) (1)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.09)	(0.16)	(0.04)
Net realized and unrealized gain on investments	2.81	2.81	2.80
Total from investment operations	2.72	2.65	2.76
Less distributions from:
Net realized gains	(0.22)	(0.22)	(0.22)
Total distributions	(0.22)	(0.22)	(0.22)
Net asset value, end of period	$12.50	$12.43	$12.54
Total return (3)(6)	27.33%	26.63%	27.73%
Net assets, at end of period (000s)	$13,178	$212	$14,556
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.30%	3.25%	2.76%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.65%	2.40%	1.40%
Ratio of net investment loss to average net assets (5)	(0.85)%	(1.57)%	(0.42)%
Portfolio Turnover Rate (6)	178%	178%	178%

(1)	AlphaCentric Global Innovations Fund Class A, Class C and Class I commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

See accompanying notes to financial statements.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2018

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of forty-one series. These financial statements include the following series: AlphaCentric Asset Rotation Fund, AlphaCentric Bond Rotation Fund, AlphaCentric Income Opportunities Fund, AlphaCentric Hedged Market Opportunity Fund, and AlphaCentric Global Innovations Fund (each a “Fund” or collectively the “Funds”). The Funds are registered as non-diversified series of the Trust. The Funds’ investment manager is AlphaCentric Advisors, LLC (the “Manager” or “AlphaCentric”).

AlphaCentric Asset Rotation Fund (“AARF”), commenced operations on July 31, 2014. AARF’s investment objective is to achieve long-term capital appreciation with lower overall risk than the equity market. The Fund’s sub-advisor is Keystone Wealth Advisors, LLC.

AlphaCentric Bond Rotation Fund (“ABRF”), commenced operations on May 28, 2015. ABRF’s investment objective is to achieve long-term capital appreciation and total return through various economic or interest rate environments. The Fund’s sub-advisor is Keystone Wealth Advisors, LLC.

AlphaCentric Income Opportunities Fund (“AIOF”), commenced operations on May 28, 2015. AIOF’s investment objective is current income. The Fund’s sub-advisor is Garrison Point Capital, LLC.

AlphaCentric Hedged Market Opportunity Fund (“AHMOF”), commenced operations as a series of Mutual Fund Series Trust on September 30, 2016. The predecessor fund of AlphaCentric Hedged Market Opportunity Fund Class I commenced operations on August 31, 2011, as a private investment fund. AHMOF’s investment objective is to achieve capital appreciation with lower overall volatility than the equity market. AHMOF’s sub-advisor is Integrated Managed Futures Corp.

The AHMOF acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the AHMOF, so the Predecessor Fund became the Class I shares of the AHMOF Fund. The net asset value of the AHMOF’s shares on the close of business September 30, 2016, after the reorganization, was $18.06 for Class I shares and received cash valued at $2,294,579 in exchange for 127,053 Class I shares. Class A shares and Class C shares commenced operations on September 30, 2016.

AlphaCentric Global Innovations Fund (“AGIF”), commenced operations on May 31, 2017. AGIF’s investment objective is to achieve long-term growth of capital. The Fund’s sub-advisor is Pacific View Asset Management.

Each Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

a)        Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represent fair value.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2018 for the Funds’ assets and liabilities measured at fair value:

AlphaCentric Asset Rotation Fund

Assets

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Exchange Traded Funds (b)	$11,743,478	$—	$—	$11,743,478
Short-Term Investment	335,262	—	—	335,262
Total	$12,078,740	$—	$—	$12,078,740

AlphaCentric Bond Rotation Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Exchange Traded Funds (b)	$9,494,027	$—	$—	$9,494,027
Short-Term Investment	282,028	—	—	282,028
Total	$9,776,055	$—	$—	$9,776,055

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

AlphaCentric Income Opportunities Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Asset Backed Securities	$—	$4,621,876	$4,754,438	$9,376,314
Non-Agency Residential Mortgage Backed Securities	—	1,571,388,423	—	1,571,388,423
Private Placement	—	—	1,898,366	1,898,366
Real Estate Investment Trusts (REIT)	2,849,954	—	—	2,849,954
U.S Treasury Notes	—	74,591,993	—	74,591,993
Short-Term Investments	25,729,537	—	—	25,729,537
Total	$28,579,491	$1,650,602,292	$6,652,804	$1,685,834,587

AlphaCentric Hedged Market Opportunity Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications * +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Purchased Call Options	$1,600	$—	$—	$1,600
Purchased Put Options	158,855	—	—	158,855
Short-Term Investments	896,188	—	—	896,188
U.S. Government Treasury Obligations	—	10,147,808	—	10,147,808
Total	$1,056,643	$10,147,808	$—	$11,204,451

Liabilities
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications * +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Written Call Options	$7,100	$—	$—	$7,100
Written Put Options	154,175	—	—	154,175
Total	$161,275	$—	$—	$161,275

AlphaCentric Global Innovations Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$25,392,839	$—	$—	$25,392,839
Short-Term Investment	1,317,103	—	—	1,317,103
Total	$26,709,942	$—	$—	$26,709,942

There were no transfers into and out of Level 1 and 2 during the current period presented for the Funds. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. A reconciliation used in determining AIOF’s Level 3 securities is shown in the Level 3 input table below.

(a)	During the year and period ended March 31, 2018, the Funds held no securities that were considered to be “Level 2” or “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All ETFs held in the Fund are Level 1 securities. For a detailed break-out of ETFs by major index classification, please refer to the Portfolios of Investments.

+	See Portfolios of Investments for industry classification.

*	Derivative instruments include cumulative net unrealized gain or loss on option contracts open as of March 31, 2018.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

The following table summarizes the valuation techniques and significant unobservable inputs used for the AIOF’s investments that are categorized within Level 3 of the fair value hierarchy as of March 31, 2018:

	Private Placement	Asset Backed
Beginning Balance	$3,832,142	$4,791,198
Total realized gain (loss)	—	—
Appreciation (Depreciation)	(1,776)	240,629
Cost of Purchases	—	—
Proceeds from Sales	(1,886,000)	—
Proceeds from Principal	(46,000)	(277,389)
Accrued Interest	—	—
Net transfers in/out of level 3	—	—
Ending Balance	$1,898,366	$4,754,438

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2018, are as follows:

	Fair Value at	Valuation		Range of Inputs
Assets (at fair value)	March 31, 2018	Technique	Unobservable Inputs	(Weighted Average)

Amur Finance VI LLC, 8.000% due 12/20/2024	$4,754,438	Broker Quote	None	None

AMUR Finance Company, Inc. 18.000% due 7/31/2018	$1,898,366	Index Approach	Acquistion Value	$100
			2 Year Treasury Note	5% Daily Change

Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended March 31, 2018, AHMOF invested in options.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at March 31, 2018, were as follows:

Fund	Derivative	Risk Type	Location of derivatives on Statement of Assets and Liabilities	Fair value of asset/liability derivatives
AlphaCentric Hedged Market Opportunity Fund (HMXAX, HMXCX, HMXIX)
	Options Purchased	Equity	Investment Securities: Total Investment, At Value	$160,455
	Options Written	Equity	Options written	(161,275)
			Totals	$(820)

The effect of derivative instruments on the Statements of Operations at March 31, 2018, were as follows:

Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	Realized and unrealized gain (loss) on derivatives
AlphaCentric Hedged Market Opportunity Fund (HMXAX, HMXCX, HMXIX)
	Options Purchased	Equity	Net realized gain (loss) from Options Purchased	$6,413,454
	Options Purchased	Equity	Net change in unrealized appreciation (depreciation) on Options Purchased	(18,460)
			Totals	$6,394,994

	Options Written	Equity	Net realized gain (loss) from Options Written	$(8,866,106)
	Options Written	Equity	Net change in unrealized appreciation (depreciation) on Options Written	115,173
			Totals	$(8,750,933)

The value of derivative instruments outstanding as of March 31, 2018 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the AHMOF.

Credit Facility – AIOF entered into a revolving, uncommitted $50,000,000 line of credit with Huntington National Bank on December 15, 2016, expired on June 26, 2017 (the “Revolving Credit Agreement”). An annual fee was assessed on the Fund equal to .125% of the maximum borrowings of $50,000,000. Borrowings under the Revolving Credit Agreement bore interest at LIBOR plus 150 basis points per annum. As compensation for holding the lending commitment, the Fund paid a commitment fee at the rate of ..125% per annum on the unused portion of the commitment. The fee was payable quarterly in arrears. For the period December 15, 2016 through June 26, 2017, amounts outstanding to the Fund under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $50,000,000; (b) 20% of the Fund’s daily market value.

An amendment, effective June 27, 2017, was made to the Revolving Credit Agreement to increase the amount available to the Fund under the credit facility, to $100,000,000. Under this amendment, an annual fee was assessed on the Fund equal to .125% of the maximum borrowings of $100,000,000. For the period June 27, 2017 through November 29, 2017, amounts outstanding to the Fund under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $100,000,000; (b) 20% of the Fund’s daily market value.

An amendment, effective November 30, 2017, was made to the Revolving Credit Agreement to increase the amount available to the Fund under the credit facility, to $150,000,000, which is set to expire November 29, 2018. Under this amendment, an annual fee is assessed on the Fund equal to .125% of the maximum borrowings of $150,000,000. For the period November 30, 2017 through March 31,2018, amounts outstanding to the Fund under the credit facility at no time shall exceed in the aggregate the lessor of (a) $150,000,000; (b) 20% of the Fund’s daily market value.

For the year ended March 31, 2018, the interest expense was $348,949 for the Fund. There were no borrowings outstanding as of March 31, 2018. The average borrowings for the year ended March 31, 2018, for the Fund for the period the line was drawn, January 5, 2018 through January 11, 2018, were $37,428,571, at an average borrowing rate of 3.06%. At March 31, 2018, the maximum borrowing interest rate was 3.31%.

b)        Federal Income Tax - The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no Federal income or excise tax provisions are required.

During the year or period ended March 31, 2018, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of March 31, 2018, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2015 to March 31, 2017, or expected to be taken in the Funds’ March 31, 2018 year-end tax return. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examination of the Funds’ filings is presently in progress.

c)        Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually for AARF, AHMOF and AGIF. ABRF and AIOF make monthly dividend distributions from net investment income. Distributable net realized gains, if any, are declared and distributed annually.

d)        Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)        Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities utilizing the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)         Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)        Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)         Sales charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the AARF, AHMOF and AGIF. A maximum sales charge of 4.75% is imposed on Class A shares of the ABRF and AIOF.

Commodity Risk: Investing in the commodities markets may subject the AHMOF Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Fixed Income Risk: When the Funds invest in fixed income securities, the value of your investment in each will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Funds. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to each Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. These risks could affect the value of a particular investment by each Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Contract Risk: For AHMOF, the successful use of futures contracts draws upon the Manager’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. AHMOF did not engage in futures contracts during the year ending March 31, 2018.

Derivatives Risk: AIOF and AHMOF may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. Each Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Options Risk: There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, AHMOF assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, the Fund’s written calls exposes it to potentially unlimited losses.

Please refer to each Fund’s prospectus for a full listing of risks associated with the investments.

(2)	INVESTMENT TRANSACTIONS

For the year or period ended March 31, 2018, aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
AlphaCentric Asset Rotation Fund	$65,622,773	$70,834,087
AlphaCentric Bond Rotation Fund	$45,249,492	$42,561,660
AlphaCentric Income Opportunities Fund	$1,450,747,921	$355,156,887
AlphaCentric Hedged Market Opportunity Fund	$—	$—
AlphaCentric Global Innovations Fund	$44,594,186	$20,044,186

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

AlphaCentric acts as investment manager to the Funds pursuant to the terms of the Management Agreement with the Trust. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pays to the Manager, as of the last day of each month, an annualized fee equal to 1.25% of average net assets of the AARF, ABRF and AGIF, 1.50% of the AIOF and 1.75% of the AHMOF, such fees to be computed daily based upon daily average net assets of the respective Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year or period ended March 31, 2018, management fees of $170,495 $93,304, $17,487,346, $312,725, and $114,091 were incurred by AARF, ABRF, AIOF, AHMOF and AGIF respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) at 1.49%, 2.24% and 1.24% of average daily net assets for Class A, Class C and Class I shares, respectively, for AARF and ABRF through July 31, 2018, 1.74%, 2.49% and 1.49% of average daily net assets for Class A, Class C and Class I shares, respectively, for AIOF through July 31, 2018, 2.24%, 2.99% and 1.99% of average daily net assets for Class A, Class C and Class I shares, respectively, for AHMOF through July 31, 2018 and 1.65%, 2.40% and 1.40% of average daily net assets for Class A, Class C and Class I shares, respectively, for AGIF through July 31, 2018. Each waiver or reimbursement by the Manager is subject to repayment by the Funds within three years from when that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board. For the year or period ended March 31, 2018, management fees waived by AARF, ABRF, AIOF, AHMOF, and AGIF were $130,690, $81,215, $2,347,888, $79,551, and $90,760, respectively, pursuant to the Expense Limitation Agreement.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

For the year ended or period ended March 31, 2018, the Manager has waived/reimbursed expenses of the Funds that may be recovered no later than March 31 for the years indicated below:

	2019	2020	2021
AlphaCentric Asset Rotation Fund	$319,916	$153,353	$130,690
AlphaCentric Bond Rotation Fund	$96,055	$98,015	$81,215
AlphaCentric Income Opportunities Fund	$189,836	$716,720	$2,347,888
AlphaCentric Hedged Market Opportunity Fund	—	$56,559	$79,551
AlphaCentric Global Innovations Fund			$90,760

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year or period ended March 31, 2018, AARF, ABRF, AIOF, AHMOF, and AGIF incurred $14,279, $9,523, $439,003, $16,357 and $7,315 for such fees, respectively, pursuant to the Management Services Agreement.

During the period ended March 31, 2018, BTIG, LLC, a registered broker/dealer and an affiliate of the Manager or Pacific View Asset Management executed trades on behalf of the AGIF. BTIG, LLC received $110,587 from AGIF in brokerage commissions.

A trustee and officer of the Trust is also the controlling member of MFund and Catalyst Capital Advisors, LLC (an investment manager to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of GFS and MFund, and are not paid any fees directly by the Trust for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

Effective June 1, 2018, the Independent Trustees are paid a quarterly flat rate of $30,000 for all funds in the Trust. Prior to June1, 2018, the Independent Trustees were paid a quarterly retainer of $500 per fund in the Trust. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350 per fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

The Trust has adopted a Master Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

For the year or period ended March 31, 2018, the Distributor received the following in underwriter commissions from the sale of shares of the Funds:

AlphaCentric Asset Rotation Fund	$354
AlphaCentric Bond Rotation Fund	—
AlphaCentric Income Opportunities Fund	626,597
AlphaCentric Hedged Market Opportunity Fund	1,595
AlphaCentric Global Innovations Fund	137,235
$765,781

During the year ended March 31, 2018, AHMOF had a NAV error which impacted the shareholders of the Fund. Related parties to the Fund reimbursed the Fund for the amount of the loss to the Fund. The reimbursement is included in the Statement of Changes in Net Assets under ‘Capital Contribution’.

(4)	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of March 31, 2018, Charles Schwab held 58.4% of the voting securities of the AARF Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.

As of March 31, 2018, Charles Schwab held 61.3% of the voting securities of the ABRF Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.

As of March 31, 2018, Charles Schwab held 28.4% of the voting securities of the AGIF Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS TO CAPITAL

The tax character of fund distributions paid for the years or periods ended March 31, 2018 and March 31, 2017 was as follows:

	For the year or period ended March 31, 2018				For the year or period ended March 31, 2017
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
AlphaCentric Asset Rotation Fund	$287,569	$—	$—	$287,569	$629,609	$—	$—	$629,609
AlphaCentric Bond Rotation Fund	189,490	—	—	189,490	211,080	—	—	211,080
AlphaCentric Income Opportunities Fund	58,975,675	—	724,560	59,700,235	11,249,197	—	367,577	11,616,774
AlphaCentric Hedged Market Opportunity	90,601	518,071	8,310	616,982	—	11,005	—	11,005
AlphaCentric Global Innovations Fund	299,182	—	—	299,182	—	—	—	—

As of March 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
AlphaCentric Asset Rotation Fund	$251,926	$—	$(7,012,732)	$—	$—	$(552,505)	$(7,313,311)
AlphaCentric Bond Rotation Fund	—	—	(511,959)	—	(73,183)	18,988	(566,154)
AlphaCentric Income Opportunities Fund	—	—	(13,048,426)	—	(5,447,963)	80,858,114	62,361,725
AlphaCentric Hedged Market Opportunity	—	—	—	—	(3,047,821)	(4,629)	(3,052,450)
AlphaCentric Global Innovations Fund	649,657	—	—	—	—	(175,044)	474,613

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on Section 1256 contacts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such later year losses as follows:

Late Year
Fund	Losses
AlphaCentric Asset Rotation Fund	$—
AlphaCentric Bond Rotation Fund	—
AlphaCentric Income Opportunities Fund	—
AlphaCentric Hedged Market Opportunity Fund	37,795
AlphaCentric Global Innovations Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
AlphaCentric Asset Rotation Fund	$—
AlphaCentric Bond Rotation Fund	73,183
AlphaCentric Income Opportunities Fund	5,447,963
AlphaCentric Hedged Market Opportunity	3,010,026
AlphaCentric Global Innovations Fund	—

At March 31, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Long-			CLCF
Fund	Short-Term	Term	Total	Expiration	Utilized
AlphaCentric Asset Rotation Fund	$7,012,732	$—	$7,012,732	Non-expiring	$2,134,741
AlphaCentric Bond Rotation Fund	511,959	—	511,959	Non-expiring	78,040
AlphaCentric Income Opportunities Fund	13,048,426	—	13,048,426	Non-expiring	—
AlphaCentric Hedged Market Opportunity Fund	—	—	—		—
AlphaCentric Global Innovations Fund	—	—	—		—

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of non-deductible expenses, foreign currency gains/ (losses), net operating losses and short-term capital gains, the reclass of ordinary income distributions and paydowns, the reclassification of Fund distributions, and tax adjustments for partnerships, resulted in reclassifications for the Funds for the year or period ended March 31, 2018 as follows:

	Paid	Undistributed	Accumulated	Unrealized
	In	Ordinary	Net Realized	Appreciation
Fund	Capital	Income (Loss)	Gains (Loss)	(Depreciation)
AlphaCentric Asset Rotation Fund	$—	$—	$—	$—
AlphaCentric Bond Rotation Fund	(1,645)	1,645	—	—
AlphaCentric Income Opportunities Fund	(724,560)	1,580,157	(855,597)	—
AlphaCentric Hedged Market Opportunity	(8,310)	229,326	(221,016)	—
AlphaCentric Global Innovations Fund	(8,172)	60,141	(51,969)	—

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

(6)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
AlphaCentric Asset Rotation Fund	$12,631,245	$—	$(552,505)	$(552,505)
AlphaCentric Bond Rotation Fund	9,757,067	46,106	(27,118)	18,988
AlphaCentric Income Opportunities Fund	1,604,976,473	131,451,315	(50,593,201)	80,858,114
AlphaCentric Hedged Market Opportunity Fund	11,047,805	—	(4,629)	(4,629)
AlphaCentric Global Innovations Fund	26,884,999	951,934	(1,126,991)	(175,057)

(7)	UNDERLYING FUND RISK

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of AARF may be directly affected by the performance of the iShares MSCI Emerging Markets ETF and the Vanguard FTSE Emerging Markets ETF. The financial statements of the iShares MSCI Emerging Markets ETF and the Vanguard FTSE Emerging Markets ETF, including the portfolio of investments, can be found at iShares website www.ishares.com and Vanguard’s website www.vanguard.com, or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2018, the percentage of net assets invested in iShares MSCI Emerging Markets ETF was 48.9% and Vanguard FTSE Emerging Markets ETF was 48.9% for AARF.

The performance of ABRF may be directly affected by the performance of the SPDR Bloomberg Barclays Convertible Securities ETF, iShares 7-10 Year Treasury Bond ETF and the SPDR Bloomberg Barclays International Treasury Bond ETF. The financial statements of the SPDR Bloomberg Barclays Convertible Securities ETF, iShares 7-10 Year Treasury Bond ETF and the SPDR Bloomberg Barclays International Treasury Bond ETF, including the portfolio of investments, can be found at SPDR’s website www.spdrs.com and iShares website www.ishares.com, or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2018, the percentage of net assets invested in the SPDR Bloomberg Barclays Convertible Securities ETF, iShares 7-10 Year Treasury Bond ETF and the SPDR Bloomberg Barclays International Treasury Bond ETF was 31.0%, 32.8% and 33.6%% respectfully, for ABRF.

(8)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaCentric Asset Rotation Fund, AlphaCentric Bond Rotation Fund, AlphaCentric Income Opportunities Fund, AlphaCentric Hedged Market Opportunity Fund, and AlphaCentric Global Innovations Fund and Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments in securities, purchased options and written options, of AlphaCentric Asset Rotation Fund, AlphaCentric Bond Rotation Fund, AlphaCentric Income Opportunities Fund, AlphaCentric Hedged Market Opportunity Fund, and AlphaCentric Global Innovations Fund (the “Funds”), each a series of Mutual Fund Series Trust, as of March 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, including the related notes, and the financial highlights for each of the periods indicated in the period then ended, for AlphaCentric Asset Rotation Fund, AlphaCentric Bond Rotation Fund, AlphaCentric Income Opportunities Fund, and AlphaCentric Hedged Market Opportunity Fund, and the statements of operations and changes in net assets, including the related notes, and financial highlights for the period May 31, 2017 (commencement of operations) through March 31, 2018, for AlphaCentric Global Innovations Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of their operations for the year or period ended, and the changes in their net assets and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, issuer, and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 30, 2018

AlphaCentric Funds

EXPENSE EXAMPLES (Unaudited)

March 31, 2018

As a shareholder of the AlphaCentric Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provide information about hypothetical account values and hypothetical expenses based on the AlphaCentric Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning		Expenses
	Annualized	Account	Ending	Paid	Ending	Expenses
	Expense	Value	Account Value	During	Account Value	Paid During
	Ratio	10/1/17	3/31/18	Period	3/31/18	Period

AlphaCentric Asset Rotation Fund – Class A *	1.49%	$1,000.00	$1,050.40	$ 7.62	$1,017.50	$ 7.49
AlphaCentric Asset Rotation Fund – Class C *	2.24%	$1,000.00	$1,047.20	$11.43	$1.013.76	$11.25
AlphaCentric Asset Rotation Fund – Class I *	1.24%	$1,000.00	$1,050.50	$ 6.34	$1,018.75	$ 6.24

AlphaCentric Bond Rotation Fund – Class A *	1.49%	$1,000.00	$ 994.20	$ 7.41	$1,017.50	$ 7.49
AlphaCentric Bond Rotation Fund – Class C *	2.24%	$1,000.00	$ 990.50	$11.12	$1,013.76	$11.25
AlphaCentric Bond Rotation Fund – Class I *	1.24%	$1,000.00	$ 995.30	$ 6.17	$1,018.85	$ 6.24

AlphaCentric Income Opportunities Fund – Class A *	1.76%	$1,000.00	$1,021.40	$ 8.87	$1,016.16	$ 8.85
AlphaCentric Income Opportunities Fund – Class C *	2.51%	$1,000.00	$1,017.00	$12.62	$1,012.42	$12.59
AlphaCentric Income Opportunities Fund – Class I *	1.51%	$1,000.00	$1,021.70	$ 7.61	$1,017.40	$ 7.59

AlphaCentric Hedged Market Opportunity Fund – Class A *	2.28%	$1,000.00	$ 882.20	$10.70	$1,013.56	$11.45
AlphaCentric Hedged Market Opportunity Fund – Class C *	3.03%	$1,000.00	$ 879.30	$14.20	$1,009.82	$15.18
AlphaCentric Hedged Market Opportunity Fund – Class I *	2.03%	$1,000.00	$ 888.50	$ 9.56	$1,014.81	$10.20

AlphaCentric Global Innovations Fund – Class A *	1.65%	$1,000.00	$1,094.80	$ 8.63	$1,016.69	$ 7.49
AlphaCentric Global Innovations Fund – Class C *	2.40%	$1,000.00	$1,091.60	$12.53	$1,012.95	$12.06
AlphaCentric Global Innovations Fund – Class I *	1.40%	$1,000.00	$1,097.40	$ 7.33	$1,017.94	$ 7.06

AlphaCentric Funds

EXPENSE EXAMPLES (Unaudited)(Continued)

March 31, 2018

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

“Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 182/365 (to reflect the full half-year period).

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)
March 31, 2018

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a family office, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	54	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust, 2016 to present

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired since 2015, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	41	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, 1991 to 2017.	41	Variable Insurance Trust since 2010

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2018

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorsh ips Held During Past 5 Years

Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016- present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	41	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.	N/A	N/A

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2018

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015. Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014).	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010- 2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, free of charge, upon request, by calling toll-free at 1-844-223-8637.

AlphaCentric Funds
Additional Information (Unaudited)
March 31, 2018

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

MANAGER
AlphaCentric Advisors , LLC
36 North New York Avenue, 3rd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
41 South High Street
Columbus, OH 43215

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is as follows:

Trust Series	2018	2017
AlphaCentric Asset Rotation Fund	$11,000	$11,000
AlphaCentric Bond Rotation Fund	$11,000	$11,000
AlphaCentric Income Opportunities Fund	$32,000	$23,000
AlphaCentric Hedged Market Opportunity Fund	$11,000	$11,000
AlphaCentric Global Innovations Fund	$13,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2017
AlphaCentric Asset Rotation Fund	$2,500	$2,500
AlphaCentric Bond Rotation Fund	$2,500	$2,500
AlphaCentric Income Opportunities Fund	$3,000	$3,000
AlphaCentric Hedged Market Opportunity Fund	$2,500	$2,500
AlphaCentric Global Innovations Fund	$3,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended March 31, 2017.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended March 31, 2015 and is disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: June 8, 2018